UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2008

Multi Sector Fixed Income
Core Fixed Income
Core Plus Fixed Income
Global Income

Goldman Sachs Multi Sector Fixed Income Funds

■	GOLDMAN SACHS CORE FIXED INCOME FUND

■	GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

■	GOLDMAN SACHS GLOBAL INCOME FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	19
Financial Statements	58
Notes to the Financial Statements	62
Financial Highlights	78
Other Information	84

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

 Fixed Income portfolios that:
■ Include domestic and global investment options, income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS

Core Fixed Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Core Fixed Income Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −4.96%, −5.29%, −5.28%, −4.67%, −5.00%, −4.83% and −5.06%, respectively. These returns compare to the −1.50% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index, over the same time period.

Our security selection of non-agency-backed adjustable-rate mortgages (“ARMs”) was the leading detractor from the Fund’s performance versus the benchmark during the reporting period. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors. Another negative contributor to performance was our security selection of nominal and inflation-protected government-related securities. Nominal Treasuries performed poorly in September 2008, due to volatility, coupled with risk aversion towards off-the-run (i.e., not the most currently issued bond of a particular maturity) securities. Inflation-protected Treasuries performed poorly during the extreme flight to quality in September 2008 as investors shunned everything but the most very liquid assets. Overall, the Fund’s term structure positioning (i.e., its positioning relative to our interest rate expectations) had a neutral impact on performance.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. In recent weeks, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG”) solvent, provided insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflation fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads

PORTFOLIO RESULTS

tightened in response to the government’s takeover of the government-sponsored enterprises (“GSEs”) on September 7. Agency mortgage passthrough spreads rallied, tightening close to 50 basis points the day following the announcement. However, spreads then reversed course, moving wider toward the end of the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated, and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Goldman Sachs Core Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

Portfolio Composition

At the end of the reporting period, the Fund was targeting a long duration position relative to the benchmark with a curve steepening bias, as TARP-related issuance of Treasuries may lead to higher interest rates in the long-term. Currently spreads in most sectors are at or close to all-time wide levels. We maintain a neutral view of all spread sectors, other than mortgages, as technical pressures and illiquidity are dominating short-term uncertainty.

We maintain a small overweight to corporate bonds. We favor defensive sectors (energy, pipelines, cable) and are avoiding cyclical sectors (homebuilders, retail). Within financials, we are trimming our overweight position in insurance and are targeting an underweight position to brokers. We are also focusing on large money-center banks in the U.S. as well as diversified European banks with low leverage.

Within mortgages, we continue to favor higher quality securities, that we believe have strong underlying fundamentals and attractive valuations. We continue to have exposure to non-agency ARMs. Given the current risk premiums, we believe these securities offer attractive return potential over the next one to two years. Over the near-term, we expect volatility in these securities to remain elevated. We continue to look for attractive security selection opportunities to emerge in the mortgage sector as the government-sponsored enterprise (GSE) federal takeover and TARP take effect.

PORTFOLIO RESULTS

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 23, 2008

FUND BASICS

Core Fixed Income Fund
as of September 30, 2008

PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers	30-Day
April 1, 2008–September 30, 2008	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	-4.96%	-1.50%	5.05%
Class B	-5.29	-1.50	4.52
Class C	-5.28	-1.50	4.52
Institutional	-4.67	-1.50	5.64
Service	-5.00	-1.50	5.13
Class IR	-4.83	-1.50	5.54
Class R	-5.06	-1.50	5.07

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-9.51%	0.92%	3.45%	4.44%	5/1/97
Class B	-10.65	0.68	3.16	4.09	5/1/97
Class C	-6.99	1.09	3.14	3.85	8/15/97
Institutional	-4.93	2.23	4.33	5.42	1/5/94
Service	-5.50	1.74	3.81	4.83	3/13/96
Class IR	N/A	N/A	N/A	-7.44	11/30/07
Class R	N/A	N/A	N/A	-7.81	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class IR and Class R Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.78%	0.78%
Class B	1.53	1.53
Class C	1.53	1.53
Institutional	0.44	0.44
Service	0.94	0.94
Class IR	0.53	0.53
Class R	1.03	1.03

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 1.5% and 0.1% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

PORTFOLIO RESULTS

Core Plus Fixed Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −4.39%, −4.85%, −4.85%, −4.33%, −4.58%, −4.36% and −4.59%, respectively. These returns compare to the −1.50% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index, over the same time period.

Our security selection of non-agency-backed adjustable-rate mortgages (“ARMs”) was the leading detractor from the Fund’s performance versus the benchmark during the reporting period. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors. Another negative contributor to performance was our security selection of inflation-protected treasury securities. These bonds performed poorly during the extreme flight to quality in September 2008 as investors shunned everything but the most very liquid assets. Overall, the Fund’s term structure positioning (i.e., its positioning relative to our interest rate expectations) had a neutral impact on performance.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. In recent weeks, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG”) solvent, provided insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflation fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads tightened in response to the government’s takeover of the government-sponsored enterprises (GSEs) on September 7. Agency mortgage passthrough

PORTFOLIO RESULTS

spreads rallied, tightening close to 50 basis points the day following the announcement. However, spreads then reversed course, moving wider toward the end of the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated, and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Goldman Sachs Core Plus Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

Portfolio Composition

At the end of the reporting period, the Fund was targeting a long duration position relative to the benchmark with a curve steepening bias as TARP-related issuance of Treasuries may lead to higher rates in the long-term. Currently spreads in most sectors are at or close to all-time wide levels. We maintain a neutral view of all spread sectors, other than mortgages, as technical pressures and illiquidity are dominating short-term uncertainty.

We have maintained our small overweight to corporate bonds. We favor defensive sectors (energy, pipelines, cable) and are avoiding cyclical sectors (homebuilders, retail). Within financials, we are trimming our overweight position in insurance and are targeting an underweight position to brokers. We are also focusing on large money-center banks in the U.S. as well as diversified European banks with low leverage.

PORTFOLIO RESULTS

Within mortgages, we continue to favor higher quality securities, that we believe have strong underlying fundamentals and attractive valuations. We continue to have exposure to non-agency ARMs. Given the current risk premiums, we believe these securities offer attractive return potential over the next one to two years. Over the near-term, we expect volatility in these securities to remain elevated. We continue to look for attractive security selection opportunities to emerge in the mortgage sector as the government-sponsored enterprise (GSE) federal takeover and TARP take effect.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 23, 2008

FUND BASICS

Core Plus Fixed Income Fund
as of September 30, 2008

PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers	30-Day
April 1, 2008–September 30, 2008	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	-4.39%	-1.50%	5.34%
Class B	-4.85	-1.50	4.81
Class C	-4.85	-1.50	4.82
Institutional	-4.33	-1.50	5.95
Service	-4.58	-1.50	5.44
Class IR	-4.36	-1.50	5.85
Class R	-4.59	-1.50	5.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-7.39%	-2.17%	11/30/06
Class B	-8.59	-3.47	6/20/07
Class C	-4.75	-0.49	11/30/06
Institutional	-2.74	0.62	11/30/06
Service	-3.21	0.25	6/20/07
Class IR	N/A	-4.61	11/30/07
Class R	N/A	-4.99	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class IR and Class R Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.21%
Class B	1.58	1.96
Class C	1.58	1.96
Institutional	0.49	0.87
Service	0.99	1.37
Class IR	0.58	0.96
Class R	1.08	1.46

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 2.0% and 0.0% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

PORTFOLIO RESULTS

Global Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Global Income Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of −4.10%, −4.48%, −4.40%, −3.86% and −4.10%, respectively. These returns compare to the −0.96% cumulative total return of the Fund’s benchmark, the Lehman Brothers Global Aggregate Index (USD hedged).

The primary detractors from relative performance were our corporate selection and collateralized selection strategies.

Our duration strategy detracted from performance during the second quarter of 2008. In particular, our long duration bias in the U.S., Japan and Europe underperformed. Global government bonds experienced a sharp sell-off over the quarter as a rise in food and fuel prices added to inflationary pressures that caused central banks to become more diligent about inflation. Elsewhere, in general, our long duration in Europe and yield steepener position were significant detractors from performance. A resilient German economy and higher inflation triggered expectations that the European Central Bank (“ECB”) would not cut interest rates. However, our long duration bias in Europe benefited performance in the third quarter of 2008, due to a sharp rally in government bonds at that time.

Our country strategy detracted from performance in the third quarter of 2008, as our short positions in Sweden and the U.S. relative to Europe worked against us. During this period, Sweden and U.S. government bonds underperformed European bonds due to a weaker economic growth outlook in Sweden and concerns about possible financial market failures in the U.S. Our short UK/long Australia trade benefited from the Bank of England’s concerns and rhetoric regarding inflation compared to that of the Reserve Bank of Australia.

Our collateralized selection strategy detracted from performance over the reporting period as the mortgage sector remained under pressures from continued weakness in the housing and financial markets that caused significant writedowns by banks and brokerages.

Market Review

We believe that the global financial crisis has reached historic proportions and is spreading to the overall economy, prompting an equally historic response from policymakers. In recent weeks, the U.S. government has seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG”) solvent while allowing Lehman Brothers to fail, provided insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. European governments have also responded dramatically, with a number of countries taking steps to support or nationalizing troubled banks and

PORTFOLIO RESULTS

Germany, Ireland and Greece pledging to guarantee bank deposits. The UK implemented a special liquidity plan, making at least 200 billion pounds available to banks, and offered to purchase preference shares to increase banks’ capital. In addition, the central banks of the U.S., Eurozone, UK, Canada, Sweden, Switzerland and China all lowered rates in early October 2008 (after the reporting period ended) in a coordinated easing of global monetary policy. We believe additional measures, including more rate cuts, are likely.

We believe that the policy measures recently implemented are intended to limit the impact of the financial crisis on the global economy by re-capitalizing banks so that they can resume lending. Ultimately, we expect the massive policy response to help restore liquidity to the credit markets. However, we are also of the belief that the deepening of the credit crisis that occurred in September and October will have a negative effect on consumer and business confidence. As a result, we expect flat or slightly negative real GDP growth on average in the US, Europe, UK and Japan over the next 12 months. We believe that a significant and widespread economic slowdown is virtually inevitable, and that the real question now is whether the policy response can reverse the situation before the damage to consumer confidence and business activity becomes so severe that emerging economies also slow substantially, tipping global growth into recession.

Considering the severity of the financial crisis and the downturn in housing, U.S. growth has held up better than might have been expected thus far in 2008. Growth has been supported primarily by the strength of exports and the surprising resilience of retail sales. U.S. net exports contributed almost three percentage points to second quarter GDP and should remain a positive contributor to U.S. growth over the next 12 months. However, as global growth has slowed and the dollar has rebounded, we expect less support from exports relative to the first and second quarter of 2008.

Meanwhile, we believe that U.S. consumer spending is likely to come under increasing pressure from a combination of falling home prices and diminishing confidence. The imbalance in the U.S. housing market remains significant, with more than 10 months of supply available for sale at the current sales rate, suggesting that the decline in housing prices will continue for some time. We expect a continued fall in home prices, combined with the drop in equity prices, will have a meaningful impact on consumers’ net wealth. Falling net wealth, together with rising unemployment, tight credit availability and a decline in disposable income, all argue for a continuation of the decline in consumer spending.

At this point, the ultimate impact of the credit crunch on U.S. business and consumer activity remains to be seen, although September data showed a steep drop in manufacturing activity and new orders, and a 27% decline in auto sales. Lending in the commercial paper market, which many companies use to fund regular business activities, ground to a virtual halt in September and early October as money market funds reduced credit risk in favor of Treasury securities. As discussed, the U.S. government has responded quickly by implementing a number of aggressive measures. Thus, we are optimistic that the freeze in

PORTFOLIO RESULTS

the commercial paper market may be temporary, except to the extent that business and consumer confidence are damaged, which could lead to further retrenchment.

INVESTMENT OBJECTIVE

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Composition

At the end of the reporting period, the Fund was targeting a slightly long duration position relative to the benchmark. At the end of September, we held a long duration bias in Europe as we believed the global economic slowdown will see the ECB ease monetary policy rates and do so faster than expected by the market.

We also held a short UK/long Australia position as we believed the Bank of England was more concerned about inflation than the Reserve Bank of Australia. As a result, we believed the Bank of England’s actions would be more geared towards containing inflation expectations than actions by the central bank in Australia.

After the dramatic events of September, we are cautious on investment grade corporate credit due to systemic issues, including the uncertainty surrounding funding and the ultimate resolution of the TARP. We targeted a neutral sector risk position. As about half of the investment grade credit market is comprised of financials, the distress of many of those institutions and the lack of clarity regarding their exposure to the more toxic securities weigh heavily on market returns. We believe governments across the globe will continue to intervene to stabilize the markets, but we do not think this will be a panacea. We would expect additional failures to take place because there are a number of firms that are legitimately insolvent. We would, therefore, expect default rates to increase markedly as we go into the first half of 2009. Assets are currently priced for extreme risk (i.e., for Lehman Brothers or Washington Mutual type-defaults). Financial companies are in a slow process of balance sheet repair and delevering, which we would expect to continue for the next two years. In the non-financial investment grade credit universe, we expect defaults to start to increase through 2009, as the weaker players are unable to raise new debt and face the impact of economic slowdown on their balance sheets. Companies that are highly reliant on consumer spending are likely to be hit first and potentially hardest so, in general, we would avoid all but the highest quality of those companies.

Also within the corporate bond market, we remain underweight companies that are closely tied to consumer spending, particularly retail names, as we believe they face narrowing margin pressures as a result of higher commodity prices and a lengthy housing bear market. We are also underweight U.S. homebuilders and basic industries. Key sector overweights include certain financials and defensive sectors such as media and energy. Within financials, we are selectively adding exposures given recent underperformance,

PORTFOLIO RESULTS

focusing primarily on large, well diversified institutions. We feel the banking industry can recover in roughly two years and believe the outlook for corporate debt is more positive than equity due to dilution caused by deleveraging and capital raising. We feel there is a backstop from regulators and are focusing on the largest blue-chip banks that we believe should be too big to fail. However, disorderly systemic deleveraging remains the biggest risk to both the economy and markets.

Within our active currency strategy, we maintained our short British pound and euro positions as we feel the global slowdown will weigh the most on these economies where interest rates were still high relative to the U.S.

Since the conclusion of the reporting period, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack a liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to adhere to our disciplined investment process that calls for actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

October 23, 2008

FUND BASICS

Global Income Fund
as of September 30, 2008

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	Lehman Brothers Global	30-Day
September 30, 2008	(based on NAV1)	Aggregate Index (USD hedged)[2]	Standardized Yield[3]

Class A	-4.10%	-0.96%	3.48%
Class B	-4.48	-0.96	2.87
Class C	-4.40	-0.96	2.87
Institutional	-3.86	-0.96	3.99
Service	-4.10	-0.96	3.47

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Global Aggregate Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-6.73%	1.32%	2.70%	5.25%		8/2/91
Class B	-7.90	1.14	2.56	4.19		5/1/96
Class C	-3.96	1.55	2.56	3.60		8/15/97
Institutional	-1.91	2.70	3.73	5.76		8/1/95
Service	-2.40	2.19	3.21	5.57	[5]	8/2/91

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.01%	1.07%
Class B	1.76	1.82
Class C	1.76	1.82
Institutional	0.67	0.73
Service	1.17	1.23

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

CURRENCY ALLOCATION7

	Percentage of Net Assets

	as of 9/30/08	as of 3/31/08

U.S. Dollar[8]	36.8%	41.4%
Euro	29.0	32.8
Japanese Yen	11.8	13.6
British Pound	3.3	3.4
Canadian Dollar	1.3	1.2
Danish Krone	0.6	0.5
Polish Zloty	0.5	0.5
Swedish Krona	0.4	0.4
Deutschemark	0.3	0.3
Australian Dollar	0.1	0.1

[7]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 1.9% and 6.9% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign currency contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	These figures represent the value excluding short-term obligations. If short-term obligations had been included the percentage for 9/30/08 and 3/31/08 would have been 43.9% and 50.2%, respectively.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – 22.1%

Automotive – 0.1%
General Motors Acceptance Corp.
$2,900,000	6.875%		09/15/11	$1,305,000

Banks – 4.7%
ANZ Capital Trust II(a)(b)
3,500,000	5.360		12/15/49	3,125,570
Associates Corp. NA(c)
2,000,000	8.550		07/15/09	1,971,380
Astoria Financial Corp.(b)
4,600,000	5.750		10/15/12	3,965,343
Bank of America Corp.
3,250,000	5.750		12/01/17	2,755,961
8,550,000	8.000	(b)(d)	01/30/49	6,770,463
Citigroup, Inc.
2,000,000	7.250		10/15/11	2,128,598
6,050,000	6.875		03/05/38	4,963,016
3,375,000	8.400	(b)(d)	04/30/49	2,297,227
HBOS Capital Funding LP(a)(b)(d)
4,325,000	6.071		06/30/49	2,796,476
ING Capital Funding Trust III(b)(d)
2,150,000	8.439		12/31/49	1,982,537
JPMorgan Chase & Co.
7,950,000	6.000		01/15/18	7,245,074
7,050,000	7.900	(b)(d)	04/30/49	5,935,254
MUFG Capital Finance 1 Ltd.(b)(d)
4,650,000	6.346		07/25/49	3,277,800
National Australia Bank Ltd.(b)
2,000,000	8.600		05/19/10	2,048,556
PNC Bank NA
3,075,000	6.875		04/01/18	2,929,869
Resona Bank Ltd.(a)(b)(d)
3,500,000	5.850		04/15/49	2,574,194
EUR 2,675,000	4.125		09/27/49	2,988,256
Resona Preferred Global Securities Ltd.(a)(b)(d)
$1,375,000	7.191		07/30/49	1,020,788
Royal Bank of Scotland Group PLC(b)
4,500,000	9.118		03/31/49	4,363,560
2,425,000	6.990	(a)(d)	10/05/49	1,807,234
Santander Issuances SA Unipersonal(a)(b)(d)
1,600,000	5.805		06/20/16	1,535,200
400,000	6.671		10/24/49	372,858
Sovereign Bank(b)(d)
2,550,000	4.511		08/01/13	1,866,651
Union Planters Corp.
150,000	7.750		03/01/11	139,390
Wells Fargo & Co.
6,000,000	4.375		01/31/13	5,636,296
Wells Fargo Capital XIII(b)(d)
2,900,000	7.700		03/26/49	2,528,829
Wells Fargo Capital XV(b)(d)
3,850,000	9.750		09/26/49	3,734,500

				82,760,880

Brokerage – 1.6%
Bear Stearns & Co., Inc.
4,775,000	6.400		10/02/17	4,382,670
10,100,000	7.250		02/01/18	9,714,977

FMR Corp.(a)
500,000	4.750		03/01/13	486,290
Merrill Lynch & Co., Inc.
1,575,000	5.450		02/05/13	1,381,041
2,950,000	6.400		08/28/17	2,513,693
Morgan Stanley
2,300,000	5.750		08/31/12	1,587,000
3,000,000	5.300	(b)	03/01/13	2,060,403
9,925,000	6.625	(b)	04/01/18	6,649,750

				28,775,824

Captive Financial – 0.3%
International Lease Finance Corp.
2,625,000	4.950		02/01/11	1,941,188
Nelnet, Inc.(b)
2,580,000	5.125		06/01/10	2,391,158

				4,332,346

Diversified Manufacturing(b) – 0.1%
Tyco Electronics Group SA
1,950,000	6.000		10/01/12	1,921,803

Electric(b) – 1.2%
Arizona Public Service Co.
2,590,000	5.800		06/30/14	2,395,784
4,425,000	6.250		08/01/16	4,169,360
Commonwealth Edison Co.
2,400,000	5.875		02/01/33	1,966,872
2,725,000	5.900		03/15/36	2,192,966
MidAmerican Energy Holdings Co.
3,575,000	6.125		04/01/36	3,004,739
NiSource Finance Corp.(d)
5,000,000	3.381		11/23/09	4,872,335
Progress Energy, Inc.
50,000	5.625		01/15/16	47,400
2,250,000	7.750		03/01/31	2,334,368

				20,983,824

Energy(b) – 1.4%
Canadian Natural Resources Ltd.
2,675,000	6.500		02/15/37	2,057,731
EnCana Corp.
6,175,000	6.500		02/01/38	4,982,015
Kerr-McGee Corp.
4,575,000	6.950		07/01/24	4,324,725
Petro-Canada
3,300,000	6.050		05/15/18	2,880,606
Valero Energy Corp.
4,620,000	6.625		06/15/37	3,986,736
XTO Energy, Inc.
6,875,000	6.500		12/15/18	6,377,016

				24,608,829

Entertainment – 0.1%
Time Warner Entertainment Co.
2,175,000	8.375		03/15/23	2,116,656

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Entertainment – (continued)

Food & Beverage(b) – 0.3%
Cargill, Inc.(a)
$3,425,000	6.000%		11/27/17	$3,222,466
General Mills, Inc.
2,400,000	5.200		03/17/15	2,302,884

				5,525,350

Gaming(b) – 0.2%
Harrah’s Operating Co., Inc.
2,475,000	5.500		07/01/10	1,905,750
MGM Mirage, Inc.
850,000	8.500		09/15/10	799,000

				2,704,750

Health Care Services(b) – 0.4%
UnitedHealth Group, Inc.
7,700,000	5.500		11/15/12	7,361,046

Life Insurance – 0.7%
Americo Life, Inc.(a)(b)
1,600,000	7.875		05/01/13	1,584,913
MetLife Capital Trust X(a)(b)(d)
2,000,000	9.250		04/08/38	1,898,396
Phoenix Life Insurance Co.(a)(b)
3,200,000	7.150		12/15/34	3,054,275
Principal Financial Group Australia(a)(b)
2,750,000	8.200		08/15/09	2,788,899
Reinsurance Group of America, Inc.
550,000	6.750		12/15/11	529,609
Symetra Financial Corp.(a)(b)(d)
3,100,000	8.300		10/15/37	2,145,221

				12,001,313

Media-Cable – 0.9%
Comcast Cable Communications Holdings, Inc.
4,395,000	8.375		03/15/13	4,591,414
2,050,000	9.455		11/15/22	2,270,960
Cox Communications, Inc.(b)
11,000	4.625		01/15/10	10,909
5,050,000	5.875	(a)	12/01/16	4,662,352
Rogers Communications, Inc.(b)
2,000,000	6.800		08/15/18	1,892,060
Time Warner Cable, Inc.(b)
2,550,000	5.400		07/02/12	2,425,601
150,000	6.550		05/01/37	124,195

				15,977,491

Media-Non Cable(b) – 0.5%
News America, Inc.
4,400,000	6.650		11/15/37	3,774,507
Thomson Reuters Corp.
4,950,000	6.500		07/15/18	4,733,997

				8,508,504

Metals & Mining(b) – 0.3%
Inco Ltd.
5,550,000	5.700		10/15/15	5,016,428

Noncaptive-Financial – 1.5%
American General Finance Corp.
2,525,000	5.900		09/15/12	1,441,482
Countrywide Home Loans, Inc.
1,150,000	6.250		04/15/09	1,095,375
3,050,000	5.625		07/15/09	2,884,474
1,750,000	4.125		09/15/09	1,636,250
GATX Financial Corp.(b)
5,775,000	5.125		04/15/10	5,820,137
General Electric Capital Corp.
1,300,000	6.000		06/15/12	1,254,726
HSBC Finance Corp.
5,875,000	5.700		06/01/11	5,846,865
PHH Corp.(b)
1,900,000	7.125		03/01/13	1,732,192
SLM Corp.
5,775,000	5.400		10/25/11	4,042,500

				25,754,001

Pipelines(b) – 1.8%
Boardwalk Pipelines LP
4,400,000	5.875		11/15/16	4,207,691
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950		01/15/14	3,798,854
Energy Transfer Partners LP
6,450,000	5.950		02/01/15	5,968,905
3,200,000	6.700		07/01/18	3,008,523
Enterprise Products Operating LP
4,625,000	5.000		03/01/15	4,124,235
ONEOK Partners LP
2,900,000	6.850		10/15/37	2,583,793
Southern Natural Gas Co.(a)
1,650,000	5.900		04/01/17	1,455,353
TEPPCO Partners LP
6,225,000	5.900		04/15/13	6,168,863

				31,316,217

Property/Casualty Insurance – 1.9%
AON Capital Trust A
1,752,000	8.205		01/01/27	1,515,666
Arch Capital Group Ltd.(b)
3,200,000	7.350		05/01/34	3,216,713
Aspen Insurance Holdings Ltd.(b)
1,525,000	6.000		08/15/14	1,392,218
CNA Financial Corp.
98,000	6.600		12/15/08	97,918
500,000	5.850	(b)	12/15/14	475,465
Endurance Specialty Holdings Ltd.(b)
2,950,000	6.150		10/15/15	2,470,716
Hartford Financial Services Group, Inc.(b)
2,000,000	7.900		06/15/10	2,060,730
QBE Insurance Group Ltd.(a)(b)(d)
3,150,000	5.647		07/01/23	3,139,479
Swiss Re Capital I LP(a)(b)(d)
5,100,000	6.854		05/29/49	4,334,419
The Chubb Corp.(b)
1,125,000	6.500		05/15/38	1,017,578
4,225,000	6.375	(d)	03/29/67	3,342,222

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Property/Casualty Insurance – (continued)

White Mountains Reinsurance Group Ltd.(a)(b)
$4,900,000	6.375%	03/20/17	$4,395,470
ZFS Finance USA Trust I(a)(b)(d)
4,000,000	6.150	12/15/65	2,904,880
ZFS Finance USA Trust IV(a)(b)(d)
3,050,000	5.875	05/09/32	2,080,405

			32,443,879

Real Estate Investment Trusts(b) – 1.3%
Brandywine Operating Partnership LP
3,740,000	4.500	11/01/09	3,610,488
Highwoods Properties, Inc.
3,525,000	5.850	03/15/17	2,827,589
iStar Financial, Inc.
2,200,000	5.650	09/15/11	1,254,000
iStar Financial, Inc. Series B
3,275,000	5.700	03/01/14	1,604,750
Liberty Property LP
1,100,000	7.250	03/15/11	1,087,067
Simon Property Group LP
6,625,000	6.125	05/30/18	5,868,432
Westfield Capital Corp.(a)
3,725,000	5.125	11/15/14	3,312,754
Westfield Group(a)
4,411,000	5.400	10/01/12	4,073,999

			23,639,079

Retailers(b) – 0.8%
CVS Caremark Corp.
4,525,000	5.750	06/01/17	4,228,576
Marks & Spencer PLC(a)
2,850,000	6.250	12/01/17	2,434,578
3,825,000	7.125	12/01/37	3,040,617
Nordstrom, Inc.
5,250,000	6.250	01/15/18	4,888,942

			14,592,713

Technology(a)(b) – 0.3%
Computer Sciences Corp.
4,725,000	6.500	03/15/18	4,538,249

Tobacco – 0.4%
Philip Morris International, Inc.
8,200,000	5.650	05/16/18	7,579,539

Wireless Telecommunications(b) – 0.2%
Sprint Capital Corp.
3,100,000	7.625	01/30/11	2,954,066
1,060,000	6.875	11/15/28	716,674

			3,670,740

Wirelines Telecommunications – 1.1%
Ameritech Capital Funding
775,000	6.250	05/18/09	787,677
Deutsche Telekom International Finance BV
2,900,000	8.750	06/15/30	2,940,709

Qwest Capital Funding, Inc.(b)
500,000	7.900	08/15/10	480,000
Telecom Italia Capital(b)
2,625,000	4.950	09/30/14	2,223,953
3,350,000	7.721	06/04/38	2,776,547
Telefonica Europe BV(b)
2,575,000	7.750	09/15/10	2,688,608
TPSA Finance BV(a)
2,200,000	7.750	12/10/08	2,206,967
Verizon Communications, Inc.(b)
2,750,000	6.100	04/15/18	2,556,075
4,125,000	6.400	02/15/38	3,460,805

			20,121,341

TOTAL CORPORATE BONDS
(Cost $443,068,450)			$387,555,802

Mortgage-Backed Obligations – 82.8%

Adjustable Rate Non-Agency(d) – 21.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$2,071,942	4.997%	04/25/35	$1,596,888
American Home Mortgage Assets Series 2007-1, Class A1
20,505,181	3.555	02/25/47	10,313,641
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
74,792	5.774	08/25/33	53,394
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
2,893,314	4.470	04/25/34	2,292,584
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
7,831,025	5.077	06/25/35	6,052,198
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-2, Class 3A2
702,701	5.750	07/25/36	489,322
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
18,449,399	6.231	09/25/47	12,031,654
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
2,306,060	3.477	10/25/35	1,483,383
Bear Stearns Mortgage Funding Trust Series 2006-AR2, Class 1A1
19,534,757	3.407	09/25/46	12,041,545
Chase Mortgage Finance Corp. Series 2007-A1, Class 1A3
10,791,493	4.630	02/25/37	9,727,484
Chase Mortgage Finance Corp. Series 2007-A1, Class 4A1
4,829,208	4.624	02/25/37	4,329,158
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
2,433,001	4.168	02/25/37	2,163,509
Countrywide Alternative Loan Trust Series 2005-38, Class A1
1,712,943	4.355	09/25/35	1,089,236
Countrywide Alternative Loan Trust Series 2005-51, Class 1A1
4,899,186	3.508	11/20/35	3,162,903

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)

Countrywide Alternative Loan Trust Series 2005-51, Class 2A1
$5,641,670	3.488%	11/20/35	$3,577,276
Countrywide Alternative Loan Trust Series 2005-51, Class 4A1
7,221,990	3.508	11/20/35	4,546,392
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
6,644,579	3.537	11/20/35	4,112,464
Countrywide Alternative Loan Trust Series 2005-62, Class 1A1
11,247,187	3.507	12/25/35	7,086,248
Countrywide Home Loan Trust Series 2003-37, Class 1A1
53,946	5.420	08/25/33	40,991
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
7,283,200	4.822	04/20/35	5,858,656
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
2,642,003	4.543	11/20/34	1,862,705
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
10,155,501	4.902	08/20/35	6,800,025
Countrywide Home Loan Trust Series 2006-3, Class 1A1
4,080,294	3.447	03/25/36	2,391,040
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
62,113	5.879	03/25/33	46,138
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
6,995,422	3.320	10/19/45	4,403,341
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
1,070,226	4.750	12/25/34	966,923
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
4,026,934	4.388	06/25/34	3,737,263
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
9,196,495	3.340	11/19/35	5,922,196
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
6,362,774	5.738	12/19/35	3,903,353
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,576,119	3.270	01/19/36	1,004,780
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
8,787,343	3.280	01/19/36	5,507,349
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A
14,518,458	3.220	01/19/38	8,794,435
Impac CMB Trust Series 2005-06, Class 1A1
7,072,739	3.457	10/25/35	3,753,990
Impac Secured Assets Corp. Series 2005-2, Class A1W
7,317,334	3.457	03/25/36	3,844,066
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
4,765,740	5.358	08/25/35	3,184,632
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
5,140,707	5.425	09/25/35	3,387,494

Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
7,481,494	3.427	04/25/46	4,595,059
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
8,701,023	3.417	05/25/46	5,317,737
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
5,959,106	4.200	07/25/35	5,552,570
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
2,260,341	4.746	07/25/35	2,040,921
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
1,621,271	4.069	07/25/35	1,502,985
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
6,166,154	4.766	07/25/35	5,479,921
Lehman XS Trust Series 2005-5N, Class 3A1A
8,229,654	3.507	11/25/35	5,270,413
Lehman XS Trust Series 2005-7N, Class 1A1A
250,924	3.477	12/25/35	162,291
Lehman XS Trust Series 2005-9N, Class 1A1
9,427,907	3.477	02/25/36	6,126,910
Luminent Mortgage Trust Series 2006-2, Class A1A
8,789,245	3.407	02/25/46	5,350,423
Luminent Mortgage Trust Series 2006-5, Class A1A
4,587,334	3.397	07/25/36	2,773,606
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
71,196	3.587	11/25/34	43,228
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
3,146,210	3.705	12/25/46	1,598,232
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
2,986,753	3.825	11/25/29	2,631,100
Mortgage IT Trust Series 2005-AR1, Class 1A1
8,532,943	3.457	11/25/35	5,443,966
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
7,822,493	3.855	01/25/46	4,715,645
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
23,104,009	5.895	11/25/37	14,189,374
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
7,341,877	5.202	09/25/35	5,697,917
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
6,658,313	5.180	09/25/35	5,671,029
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,975,712	3.414	07/20/33	1,690,728
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
3,487,763	4.380	05/25/34	2,454,226
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
1,513,736	5.250	09/25/34	1,078,934
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
6,685,442	5.450	11/25/34	5,030,576

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)

Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
$14,205,202	3.437%	02/25/36	$8,507,686
Structured Asset Mortgage Investments, Inc. Series 2006-AR2, Class A1
7,928,647	3.437	02/25/36	4,665,803
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
23,063,208	4.355	08/25/47	12,989,884
Structured Asset Securities Corp. Series 2003-26A, Class 3A4
117,245	4.956	09/25/33	115,655
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
4,000,000	4.956	09/25/33	3,248,436
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
3,140,006	4.520	12/25/33	2,750,196
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
20,613,650	3.327	09/25/46	18,971,966
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
166,455	6.512	02/25/33	138,962
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
4,621,216	4.243	06/25/34	4,172,924
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
7,717,815	3.497	07/25/45	5,130,625
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
4,733,816	3.527	08/25/45	3,076,102
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13, Class A1A1
8,664,060	3.497	10/25/45	5,618,168
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1
9,937,832	3.467	11/25/45	6,363,524
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR17, Series A1A1
7,708,417	3.477	12/25/45	4,949,206
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR09, Class 2A
20,354,587	3.695	11/25/46	10,784,907
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
3,659,571	3.775	09/25/46	2,017,516
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A2, Class 1A
6,350,821	3.555	03/25/47	3,346,861
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
21,361,296	6.602	12/28/37	14,039,328
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1
16,753,954	5.034	04/25/35	14,642,642
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
5,788,919	5.332	10/25/35	5,015,756

			376,522,594

Collateralized Mortgage Obligations – 1.4%
Interest Only(e) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
1,571,493	5.500	04/25/33	132,446
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(d)(g)
290,433	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
97,428	5.500	04/25/33	1,380
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
37,275	5.750	05/25/33	189
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
116,790	5.500	06/25/33	2,803
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(d)(g)
1,577,081	0.000	07/25/33	2
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(d)(g)
1,923,076	0.000	08/25/33	2
FNMA REMIC Series 2004-47, Class EI(d)(g)
5,276,075	0.000	06/25/34	153,383
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(d)
8,087,823	0.481	02/25/34	3,235
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0(d)
10,625,235	0.760	06/25/33	128,113

			421,553

Inverse Floaters(d) – 0.1%
GNMA Series 2001-48, Class SA
165,704	18.401	10/16/31	180,384
GNMA Series 2001-51, Class SA
315,782	21.718	10/16/31	384,706
GNMA Series 2001-51, Class SB
326,345	18.401	10/16/31	356,957
GNMA Series 2001-59, Class SA
59,656	18.239	11/16/24	63,751
GNMA Series 2002-11, Class SA
163,749	25.955	02/16/32	217,237
GNMA Series 2002-13, Class SB
381,422	25.955	02/16/32	490,384

			1,693,419

Inverse Floating Rate – Interest Only(d)(e) – 0.1%
FNMA Series 2003-46, Class BS
8,793,404	4.493	04/25/17	586,561

Planned Amortization Class – 0.3%
FHLMC Series 2639, Class UL
254,001	4.750	03/15/22	253,695
FHLMC Series 2681, Class PC
1,428,744	5.000	01/15/19	1,439,188
FHLMC Series 2775, Class MC
1,458,800	5.000	08/15/27	1,471,066

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Planned Amortization Class – (continued)

FHLMC Series 2949, Class WV
$2,000,000	5.000%	12/15/20	$1,983,155
FNMA Series 2003-134, Class ME
326,750	4.500	06/25/33	319,681
FNMA Series 2004-64, Class BA
208,789	5.000	03/25/34	207,477

			5,674,262

Regular Floater(d) – 0.4%
FHLMC REMIC Series 3038, Class XA(g)
493,838	0.000	09/15/35	433,795
FHLMC REMIC Series 3325, Class SX(g)
1,691,668	0.000	06/15/37	1,706,011
FHLMC Series 3013, Class XH(g)
1,001,587	0.000	08/15/35	981,350
FHLMC Series 3138, Class X(g)
60,684	0.000	04/15/36	59,981
FHLMC Series 3273, Class TC(g)
618,064	0.000	02/15/37	660,018
FHLMC Series 3292, Class WA(g)
1,829,461	0.000	07/15/36	1,715,807
FNMA REMIC Series 2004-62, Class DI(e)(g)
2,411,663	0.000	07/25/33	73,117
FNMA REMIC Series 2004-71, Class DI(e)(g)
5,154,133	0.000	04/25/34	177,446
FNMA Series 2006-48, Class VF
578,734	3.557	02/25/20	566,919
FNMA Series 2006-81, Class LF(g)
226,926	0.000	09/25/36	203,267
FNMA Series 2007-27, Class XA(g)
242,294	0.000	05/25/35	244,955
FNMA Series 2007-53, Class UF(g)
80,265	0.000	06/25/37	68,146
FNMA Series 2007-56, Class GY(g)
277,521	0.000	06/25/37	315,614

			7,206,426

Sequential Fixed Rate – 0.5%
Countrywide Alternative Loan Trust Series 2005-J11, Class 2A1
4,189,420	6.000	10/25/35	3,149,920
Countrywide Alternative Loan Trust Series 2006-5T2, Class A3
5,396,830	6.000	04/25/36	4,205,888
FHLMC Series 2664, Class MA
368,476	5.000	04/15/30	370,930
FHLMC Series 2796, Class AB
181,470	5.500	10/15/31	184,529
FNMA Series 2005-103, Class DA
391,177	5.000	06/25/16	391,080

			8,302,347

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$23,884,568

Commercial Mortgage-Backed Securities – 7.4%
Agency – 0.4%
FNMA
1,221,310	7.040	08/01/15	1,313,241
2,689,380	6.460	12/01/28	2,684,709
FNMA Series 2001-M2, Class C
2,418,926	6.300	09/25/15	2,476,440

			6,474,390

Interest Only(a)(d)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-CKS4, Class ASP
23,309,953	1.750	11/15/36	337,962

Sequential Fixed Rate – 7.0%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
20,000,000	5.180	09/10/47	17,825,550
Banc of America Commercial Mortgage, Inc. Series 2006-4, Class A4
6,000,000	5.634	07/10/46	5,285,279
Commercial Mortgage Pass-Through Certificates Series 2006-C7, Class A4
24,000,000	5.768	06/10/46	21,635,256
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
16,357,685	7.202	10/15/32	16,587,158
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	14,988,142
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	7,878,821
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	9,015,850
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
12,000,000	5.156	02/15/31	10,476,787
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1, Class A2
3,439,954	7.560	11/15/31	3,460,855
Morgan Stanley Capital I Series 2006-T21, Class A4(h)
19,000,000	5.162	10/12/52	16,723,058

			123,876,756

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$130,689,108

Federal Agencies – 52.6%
Adjustable Rate FNMA(d) – 1.9%
31,137	4.387	06/01/33	31,009
3,602,272	4.342	07/01/34	3,628,062
14,086,229	4.362	09/01/34	14,261,676
9,987,966	5.328	05/01/35	10,088,676
5,300,631	4.030	06/01/35	5,327,434

			33,336,857

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – 9.5%
$168,414	5.000%	12/01/12	$169,311
17,497	5.500	07/01/13	17,797
114,552	5.500	12/01/13	116,515
1,387,014	6.500	12/01/13	1,428,049
88,828	4.000	02/01/14	85,459
43,526	5.500	02/01/14	44,272
1,466,382	4.000	03/01/14	1,410,772
292,225	4.000	04/01/14	281,144
8,993	5.500	06/01/14	9,148
42,921	5.500	09/01/14	43,658
2,452	7.000	10/01/14	2,585
539,296	6.000	12/01/14	547,442
21,351	7.000	05/01/15	22,525
64,874	8.000	07/01/15	69,145
12,757	7.000	02/01/16	13,450
29,972	7.000	03/01/16	31,653
576,365	7.500	05/01/16	606,960
2,194	7.000	10/01/17	2,316
2,023,162	4.500	05/01/18	1,992,691
469,930	4.500	06/01/18	462,852
1,842,795	4.500	09/01/18	1,815,041
1,409,035	4.500	10/01/18	1,387,812
1,274,322	5.000	10/01/18	1,277,987
1,826,487	4.500	11/01/18	1,798,979
1,494,449	4.500	12/01/18	1,471,941
4,152,214	5.000	12/01/18	4,164,157
526,202	4.500	01/01/19	518,277
1,428,959	4.500	03/01/19	1,404,674
6,463,721	4.500	06/01/19	6,366,369
522,137	5.000	06/01/19	521,311
2,870,637	4.500	02/01/20	2,818,519
2,891,974	5.000	06/01/20	2,891,406
4,189,418	5.000	07/01/20	4,173,126
2,914,809	4.500	10/01/23	2,781,679
471,924	5.500	10/01/25	472,569
602,921	5.500	11/01/25	603,745
54,819	7.000	06/01/26	57,947
60,569	7.500	03/01/27	65,812
11,010	6.500	06/01/29	11,391
1,815,042	6.500	12/01/29	1,880,021
58,457	7.500	12/01/30	61,916
42,261	7.500	01/01/31	44,761
60,568	6.500	03/01/32	62,477
15,905	6.500	04/01/32	16,406
169,295	6.500	07/01/32	174,630
1,094,511	6.500	08/01/33	1,129,004
401,796	6.500	10/01/33	414,103
1,381,445	5.000	11/01/35	1,347,825
4,520,267	5.000	12/01/35	4,410,257
14,281,337	5.000	03/01/36	13,933,770
12,136,460	5.000	04/01/36	11,841,093
20,195,614	5.000	06/01/36	19,708,141
686,897	7.000	11/01/37	716,361
540,266	7.500	11/01/37	572,828

351,702	7.500	01/01/38	372,962
68,000,000	5.500	TBA-15yr(i )	67,638,784

			166,285,825

FNMA – 41.2%
302,285	8.500	10/01/15	322,397
10,084	7.000	01/01/16	10,631
496,613	6.000	12/01/16	507,530
6,668,050	5.000	10/01/17	6,698,325
43,166,170	5.000	12/01/17	43,361,792
1,243,772	5.000	01/01/18	1,247,263
3,908,710	5.000	02/01/18	3,920,210
1,245,428	5.000	04/01/18	1,244,007
8,880,524	4.500	05/01/18	8,749,929
916,990	5.000	05/01/18	915,945
35,891,544	4.500	06/01/18	35,366,299
678,206	5.000	06/01/18	677,433
4,954,503	4.000	07/01/18	4,808,872
11,979,263	4.500	07/01/18	11,803,098
2,428,993	4.000	08/01/18	2,357,596
2,427,825	4.500	08/01/18	2,392,122
64,737	6.000	08/01/18	66,320
21,782,054	4.000	09/01/18	21,163,819
5,057,438	4.500	09/01/18	4,986,121
165,717	4.500	10/01/18	163,280
28,996,173	4.500	12/01/18	28,569,759
506,633	4.500	01/01/19	499,225
699,189	4.500	03/01/19	688,965
2,296,966	5.000	04/01/19	2,294,349
173,011	5.000	05/01/19	172,495
346,693	4.500	06/01/19	340,230
260,010	5.000	06/01/19	259,714
219,844	4.500	07/01/19	215,924
199,866	4.500	08/01/19	196,303
8,181,161	6.000	09/01/19	8,374,260
335,415	5.000	11/01/19	334,415
627,406	5.000	12/01/19	626,691
4,331,067	4.500	04/01/20	4,267,734
10,298,160	6.000	12/01/20	10,541,227
879,240	5.000	02/01/22	873,979
432,687	4.500	03/01/23	421,997
4,732,822	4.500	04/01/23	4,615,995
1,481,681	4.500	05/01/23	1,445,075
2,568,180	4.500	06/01/23	2,504,730
1,393,643	4.500	07/01/23	1,359,211
2,130,019	4.500	08/01/23	2,077,395
260,980	4.500	09/01/23	254,532
658,042	7.000	08/01/27	688,523
1,802,319	7.000	03/01/28	1,885,809
31,429	7.500	12/01/30	33,234
122,285	8.000	01/01/31	130,580
64,253	8.000	02/01/31	68,773
548,539	7.000	03/01/31	578,594
15,252	7.500	07/01/31	16,459
33,829	7.500	08/01/32	36,434
44,688	7.500	11/01/32	48,129

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$14,852	6.500%		09/01/33		$15,313
994,692	5.000		10/01/35		970,795
543,199	7.000		10/01/35		567,515
11,553,799	5.000		01/01/36		11,276,224
7,269,827	6.500		09/01/36		7,462,691
63,334	7.000		09/01/36		66,165
853,459	7.500		09/01/36		903,482
7,213,504	6.500		10/01/36		7,404,874
485,414	7.500		10/01/36		513,865
46,176	5.000		11/01/36		45,038
9,579,475	6.500		11/01/36		9,833,612
102,550	7.500		11/01/36		108,561
497,646	8.000		11/01/36		530,752
1,669,687	5.000		12/01/36		1,628,528
745,809	7.500		12/01/36		789,522
1,802,297	5.000		01/01/37		1,757,797
2,261,706	5.000		02/01/37		2,205,762
1,381,146	5.000		03/01/37		1,346,809
766,190	6.000		03/01/37		776,896
655,242	7.000		03/01/37		684,524
1,048,246	5.000		04/01/37		1,022,184
3,705,488	6.000		04/01/37		3,757,265
5,385,236	7.000		04/01/37		5,625,899
7,920,770	5.000		05/01/37		7,723,842
1,513,670	6.000		05/01/37		1,534,820
4,367,675	7.000		05/01/37		4,568,610
3,046,237	5.000		06/01/37		2,970,578
3,296,611	6.000		06/01/37		3,342,675
9,493,204	7.000		06/01/37		9,929,065
3,342,849	5.000		07/01/37		3,259,774
3,922,665	6.000		07/01/37		3,977,476
10,236,091	7.000		07/01/37		10,705,468
1,685,297	5.000		08/01/37		1,643,554
5,564,626	7.000		08/01/37		5,820,072
60,846	7.500		08/01/37		64,392
609,836	5.000		09/01/37		594,675
12,084,604	7.000		09/01/37		12,640,309
945,303	7.500		09/01/37		1,000,388
432,303	5.000		10/01/37		421,555
9,926,736	6.500		10/01/37		10,190,085
13,205,751	7.000		10/01/37		13,806,919
1,779,788	7.500		10/01/37		1,883,500
680,815	5.000		11/01/37		663,888
997,828	6.000		11/01/37		1,011,771
23,044,115	6.500		11/01/37		23,651,724
17,744,824	7.000		11/01/37		18,561,176
23,023,942	7.500		11/01/37		24,347,830
1,972,604	6.000		12/01/37		2,000,167
32,519,456	7.000		12/01/37		34,015,517
5,901,782	7.500		12/01/37		6,245,692
353,503	5.000		01/01/38		344,714
2,759,439	6.000		01/01/38		2,797,997
10,688,619	7.000		01/01/38		11,180,353
3,511,844	7.500		01/01/38		3,716,488
316,930	5.000		02/01/38		303,473
13,950,530	7.000		02/01/38		14,592,440

891,383	7.500		02/01/38		943,326
7,238,289	7.000		03/01/38		7,571,346
49,997	6.500		04/01/38		51,302
2,752,642	6.000		08/01/38		2,790,830
14,771,738	6.000		09/01/38		14,976,668
3,000,000	4.000		TBA-15yr(i	)	2,852,814
45,000,000	5.000		TBA-15yr(i	)	43,846,875
95,000,000	5.500		TBA-15yr(i	)	94,732,860
32,000,000	6.000		TBA-15yr(i	)	32,409,984

					724,164,794

TOTAL FEDERAL AGENCIES					$923,787,476

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,646,579,225)					$1,454,883,746

Agency Debentures – 0.2%

FNMA
$4,800,000	0.000	%(f)	10/09/19		$2,402,784
306,000	5.000		06/16/28		280,419
Small Business Administration
446,260	6.300		06/01/18		455,624

TOTAL AGENCY DEBENTURES
(Cost $2,897,526)					$3,138,827

Asset-Backed Securities – 2.8%

Credit Card – 0.2%
MBNA Master Credit Card Trust II Series 1999-J, Class A
$3,000,000	7.000%		02/15/12		$3,030,540

Home Equity – 2.3%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(d)
10,290,230	4.207		10/25/37		8,746,695
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
3,400,000	4.457		10/25/37		1,700,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
6,500,000	4.657		10/25/37		2,437,500
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7(d)
76	6.970		12/25/13		75
Countrywide Home Equity Loan Trust Series 2002-E, Class A(d)
1,208,744	2.748		10/15/28		839,058
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(d)
588,629	2.708		12/15/29		394,318
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(d)
18,180,465	2.638		11/15/36		11,520,761
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
2,438,959	7.000		09/25/37		1,358,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
$2,894,015	7.000%	09/25/37	$1,403,667
Household Home Equity Loan Trust Series 2007-3, Class APT(d)
10,853,494	4.388	11/20/36	8,250,349
Impac CMB Trust Series 2004-08, Class 1A(d)
894,187	3.927	10/25/34	242,857
Impac CMB Trust Series 2004-10, Class 2A(d)
1,084,589	3.847	03/25/35	557,468
Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(d)
4,071,384	3.577	01/25/34	3,664,246

			41,115,189

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,424,888	8.330	04/01/30	1,201,951

Utilities – 0.2%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
3,695,735	7.030	03/15/12	3,786,646

TOTAL ASSET-BACKED SECURITIES
(Cost $70,545,579)			$49,134,326

U.S. Treasury Obligations – 1.4%

United States Treasury Inflation Protected Securities(j)
$11,450,775	2.375%	01/15/27	$11,074,148
3,569,252	1.750	01/15/28	3,113,894
8,634,413	3.625	04/15/28	9,933,624
United States Treasury Principal-Only STRIPS(f)
400,000	0.000	08/15/27	168,277

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,477,943)			$24,289,943

Municipal Bond – 0.0%

Ohio – 0.0%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
$72,000	5.125%	06/01/24	$61,194
(Cost $147,797)

Repurchase Agreement(k) – 5.2%

Joint Repurchase Agreement Account II
$91,800,000	1.944%	10/01/08	$91,800,000
Maturity Value: $91,804,957
(Cost $91,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $2,281,516,520)			$2,010,863,838

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 1.5%

State Street Navigator Securities Lending Prime Portfolio
25,845,750	2.830%	$25,845,750
(Cost $25,845,750)

TOTAL INVESTMENTS – 116.0%
(Cost $2,307,362,270)		$2,036,709,588

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.0)%		(280,491,938)

NET ASSETS – 100.0%		$1,756,217,650

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $87,202,715, which represents approximately 5.0% of net assets as of September 30, 2008.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(e)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(h)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $241,481,317 which represents approximately 13.8% of net assets as of September 30, 2008.

(j)	All or a portion of security is on loan.

(k)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 57.

Investment Abbreviations:
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
RRB	—	Rate Reduction Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

British Pound	Purchase	12/17/08	$6,588,000	$6,720,483	$132,483
Canadian Dollar	Sale	12/17/08	6,110,000	5,961,040	148,960
Euro	Sale	10/03/08	6,562,000	6,410,493	151,507
Euro	Sale	10/31/08	11,319,590	10,902,041	417,549
Euro	Purchase	12/17/08	6,588,000	6,629,635	41,635
Euro	Sale	12/17/08	32,596,485	32,455,809	140,676
New Zealand Dollar	Sale	12/17/08	7,039,919	7,002,063	37,856
Swedish Krona	Sale	12/17/08	13,102,808	12,799,203	303,605
Swiss Franc	Purchase	12/17/08	6,445,494	6,528,909	83,415

TOTAL					$1,457,686

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	12/17/08	$12,347,902	$11,787,587	$(560,315)
British Pound	Sale	12/17/08	12,625,252	12,776,859	(151,607)
Canadian Dollar	Purchase	10/02/08	13,079,489	13,023,149	(56,340)
Canadian Dollar	Purchase	12/17/08	13,372,746	13,054,281	(318,465)
Canadian Dollar	Sale	12/17/08	6,532,000	6,555,991	(23,991)
Euro	Purchase	12/17/08	18,752,000	18,267,349	(484,651)
Japanese Yen	Purchase	12/17/08	6,110,000	6,078,368	(31,632)
Japanese Yen	Sale	12/17/08	6,532,000	6,721,384	(189,384)
Norwegian Krone	Purchase	12/17/08	13,352,118	12,834,825	(517,293)
Swedish Krona	Purchase	12/17/08	6,095,795	5,749,552	(346,243)
Swiss Franc	Purchase	10/03/08	6,562,000	6,459,936	(102,064)
Swiss Franc	Purchase	12/17/08	6,616,424	6,506,506	(109,918)

TOTAL					$(2,891,903)

FORWARD SALES CONTRACT — At September 30, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $144,365,625)	7.000%	TBA-15yr(i)	10/14/08	$138,000,000	$144,166,938

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(614)	December 2008	$(148,196,575)	$904,853
Eurodollars	(314)	March 2009	(76,172,475)	155,343
Eurodollars	(314)	June 2009	(76,113,600)	147,209
Eurodollars	(384)	September 2009	(93,000,000)	79,577
Eurodollars	(384)	December 2009	(92,697,600)	216,191
U.S. Treasury Bonds	576	December 2008	67,491,000	(335,514)
2 Year U.S. Treasury Notes	1,214	December 2008	259,113,125	1,658,999
5 Year U.S. Treasury Notes	(1,781)	December 2008	(199,889,422)	(478,892)
10 Year U.S. Treasury Notes	1,685	December 2008	193,143,125	(1,479,024)

TOTAL				$868,742

SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$100,000		10/14/08	3.514%	3 month LIBOR	$—	$1,044,621
	80,000		09/02/10	4.309	3 month LIBOR	—	1,512,986
	65,000		10/06/10	4.703	3 month LIBOR	—	2,603,348
	65,000		04/19/12	4.547	3 month LIBOR	—	2,407,487
	11,000		05/25/15	4.533	3 month LIBOR	—	322,325
	25,000		10/19/15	4.965	3 month LIBOR	—	1,419,482
	6,500	(a)	12/17/18	4.750	3 month LIBOR	216,392	(97,695)
	80,000		03/23/20	3 month LIBOR	5.108%	—	(4,149,666)
	39,600	(a)	12/17/23	4.750	3 month LIBOR	(111,870)	491,607
	6,100	(a)	12/17/28	3 month LIBOR	5.000	(320,945)	89,135
	15,400	(a)	12/17/28	5.000	3 month LIBOR	(260,070)	845,295
	10,000		04/09/35	5.266	3 month LIBOR	—	1,050,662
Credit Suisse First Boston Corp.	EUR 16,200	(a)	12/17/13	6 month EURO	4.500	343,126	(193,500)
	$14,400	(a)	12/17/18	4.750	3 month LIBOR	287,371	(24,412)
	46,100	(a)	12/17/23	3 month LIBOR	4.750	566,234	(1,008,302)
	13,700	(a)	12/17/28	3 month LIBOR	5.000	(450,357)	(70,265)
Deutsche Bank Securities, Inc.	EUR 60,400	(a)	12/17/10	4.500	6 month EURO	(57,784)	44,401
	$30,200	(a)	12/17/11	3.750	3 month LIBOR	(27,672)	(25,149)
	EUR 126,000	(a)	12/17/13	6 month EURO	4.500	2,244,947	(1,081,192)
	$157,800	(a)	12/17/13	4.250	3 month LIBOR	802,329	(94,583)
	EUR 142,200	(a)	12/17/13	4.500	6 month EURO	(1,614,845)	301,464
	$10,800	(a)	12/17/18	4.750	3 month LIBOR	189,000	8,220
	26,800	(a)	12/17/23	3 month LIBOR	4.750	635,543	(892,537)
	6,100	(a)	12/17/23	4.750	3 month LIBOR	(12,963)	71,457
	10,000	(a)	12/17/28	3 month LIBOR	5.000	(260,523)	(119,494)
	EUR 11,900	(a)	12/17/38	5.000	6 month EURO	511,540	708,931
	$29,900	(a)	12/17/38	5.000	3 month LIBOR	(148,379)	1,531,071

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

JPMorgan Securities, Inc.	$67,800	(a)	12/17/11	3.750%	3 month LIBOR	$(59,468)	$(59,117)
	11,800	(a)	12/17/13	3 month LIBOR	4.250%	2,971	(66,993)
	71,800	(a)	12/17/15	4.500	3 month LIBOR	285,481	385,936
	38,000	(a)	12/17/18	4.750	3 month LIBOR	327,396	366,524
	152,000	(a)	12/17/23	3 month LIBOR	4.750	1,951,288	(3,408,865)
	18,600	(a)	12/17/23	4.750	3 month LIBOR	149,205	29,157
	6,100	(a)	12/17/28	3 month LIBOR	5.000	(318,069)	86,259

TOTAL						$4,869,878	$4,028,598

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to September 30, 2008.

CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates (paid)		Upfront Payments
		Amount	received by	Termination	received	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	by the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse First Boston Corp.	Computer Sciences Corp. 5.00%, 02/15/13	$4,725	(1.180)%	03/20/18	$—	$(184,413)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	150,000	(1.550)	06/20/13	(2,167,840)	3,012,751
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	81,000	(1.550)	06/20/13	(270,462)	726,715
	Nordstrom, Inc. 6.95%, 03/15/28	5,250	(0.870)	12/20/17	—	249,836
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	16,200	0.090	08/25/37	(3,706,875)	(4,055,287)
	ABX-HE-AAA 07-2 Index	8,000	0.760	01/25/38	(1,713,124)	(2,235,631)

TOTAL					$(7,858,301)	$(2,486,029)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – 21.7%

Airlines – 0.0%
United Air Lines, Inc.

$454	6.602%		09/01/13	$450

Banks – 5.5%
ANZ Capital Trust I(a)(b)

250,000	4.484		01/29/49	243,570
Bank of America Corp.(c)

500,000	2.876		12/18/08	498,941
400,000	8.000	(b)	12/29/49	316,747
Barclays Bank PLC(c)

830,000	2.829		03/13/09	822,901
Citigroup, Inc.

525,000	4.125		02/22/10	489,017
HSBC Holdings PLC

500,000	6.800		06/01/38	423,391
JPMorgan Chase & Co.

375,000	6.000		01/15/18	341,749
350,000	7.900	(b)(c)	04/30/49	294,658
JPMorgan Chase Capital XXII Series V(b)

250,000	6.450		02/02/37	183,911
MUFG Capital Finance 1 Ltd.(b)(c)

250,000	6.346		07/29/49	176,226
PNC Bank NA

250,000	6.875		04/01/18	238,201
Rabobank Nederland(a)(c)

500,000	2.791		04/06/09	499,629
Resona Preferred Global Securities Ltd.(a)(b)(c)

300,000	7.191		12/29/49	222,717
Royal Bank of Scotland Group PLC(b)

200,000	7.640	(c)	03/31/49	149,004
175,000	9.118		03/31/49	169,694
200,000	6.990	(a)(c)	10/05/49	149,050
UFJ Finance Aruba AEC

30,000	6.750		07/15/13	29,418
Wachovia Corp.

100,000	5.500		05/01/13	82,732
Wells Fargo & Co.

400,000	4.375		01/31/13	375,753
300,000	5.625		12/11/17	280,417
Wells Fargo Capital XIII(b)(c)

175,000	7.700		03/26/49	152,602
Wells Fargo Capital XV(b)(c)

200,000	9.750		03/26/49	194,000

				6,334,328

Brokerage – 1.8%
Citigroup Global Markets Holdings, Inc.(c)

1,200,000	2.916		03/17/09	1,183,549
Merrill Lynch & Co., Inc.

150,000	5.450		02/05/13	131,528
200,000	6.400		08/28/17	170,420
Morgan Stanley

550,000	3.041	(c)	01/09/12	363,751
325,000	6.625	(b)	04/01/18	217,750

				2,066,998

Captive Financial – 0.5%
General Electric Capital Corp.(b)(c)

200,000	6.375		11/15/67	161,834
International Lease Finance Corp.

125,000	4.950		02/01/11	92,438
VTB Capital SA

150,000	6.609	(a)	10/31/12	118,398
290,000	6.875	(d)	05/29/18	216,050

				588,720

Distributors(a)(b) – 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd.

17,424	3.437		09/15/09	17,456
Southern Star Central Gas Pipeline, Inc.

900,000	6.000		06/01/16	816,093

				833,549

Electric(b) – 1.0%
AEP Texas Central Co.

115,000	6.650		02/15/33	102,390
Arizona Public Service Co.

150,000	6.250		08/01/16	141,334
Commonwealth Edison Co.

75,000	5.800		03/15/18	68,729
150,000	5.875		02/01/33	122,929
125,000	5.900		03/15/36	100,595
MidAmerican Energy Holdings Co.

75,000	5.750		04/01/18	69,187
250,000	6.125		04/01/36	210,122
Progress Energy, Inc.

100,000	5.625		01/15/16	94,801
Scottish Power PLC

125,000	4.910		03/15/10	124,855
The AES Corp.

125,000	9.500		06/01/09	125,937

				1,160,879

Energy – 1.6%
Anadarko Petroleum Corp.(b)

325,000	5.950		09/15/16	298,712
Canadian Natural Resources Ltd.(b)

275,000	5.700		05/15/17	236,403
75,000	6.500		02/15/37	57,693
Halliburton Co.(a)

25,000	7.600		08/15/96	26,022
Kerr-McGee Corp.(b)

75,000	6.950		07/01/24	70,897
Nexen, Inc.(b)

350,000	6.400		05/15/37	277,090
Transocean, Inc.(b)

175,000	6.800		03/15/38	160,452
Valero Energy Corp.(b)

375,000	6.625		06/15/37	323,599
XTO Energy, Inc.(b)

150,000	5.000		01/31/15	138,099
225,000	6.500		12/15/18	208,702

				1,797,669

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Energy – (continued)

Entertainment(b) – 0.1%
Universal City Development Partners

$125,000	11.750%	04/01/10	$125,938

Food & Beverage – 0.4%
Cargill, Inc.(a)(b)

250,000	5.200	01/22/13	241,757
Kraft Foods, Inc.

150,000	6.500	08/11/17	144,330
Land O’ Lakes, Inc.(b)

125,000	8.750	11/15/11	123,906

			509,993

Gaming(b) – 0.1%
Mohegan Tribal Gaming Authority

170,000	6.375	07/15/09	165,750

Health Care Services(b)(e) – 0.1%
HCA, Inc.

125,000	9.625	11/15/16	118,438

Life Insurance(a)(b) – 0.2%
Americo Life, Inc.

50,000	7.875	05/01/13	49,529
Phoenix Life Insurance Co.

100,000	7.150	12/15/34	95,446
Symetra Financial Corp.

100,000	6.125	04/01/16	80,574

			225,549

Media-Cable – 1.4%
Comcast Cable Communications Holdings, Inc.

200,000	10.625	07/15/12	217,505
175,000	9.455	11/15/22	192,397
Cox Communications, Inc.(a)(b)

150,000	5.875	12/01/16	138,486
300,000	6.250	06/01/18	278,792
CSC Holdings, Inc. Series B

125,000	7.625	04/01/11	119,687
EchoStar DBS Corp.(b)

125,000	7.125	02/01/16	100,312
Rogers Communications, Inc.(b)

225,000	6.800	08/15/18	212,857
Time Warner Cable, Inc.(b)

250,000	5.400	07/02/12	237,804
150,000	6.550	05/01/37	124,195

			1,622,035

Media-Non Cable(b) – 0.6%
DIRECTV Holdings LLC

125,000	8.375	03/15/13	123,750
News America, Inc.

300,000	6.650	11/15/37	257,353
Thomson Reuters Corp.

275,000	6.500	07/15/18	263,000

			644,103

Metals & Mining(b) – 0.4%
ArcelorMittal(a)

450,000	6.125	06/01/18	398,750
GrafTech Finance, Inc.

13,000	10.250	02/15/12	13,423

			412,173

Noncaptive-Financial – 1.3%
Countrywide Home Loans, Inc.

50,000	6.250	04/15/09	47,625
275,000	5.625	07/15/09	260,075
25,000	4.125	09/15/09	23,375
GATX Financial Corp.(b)

150,000	8.875	06/01/09	152,606
Pemex Project Funding Master Trust

10,000	9.125	10/13/10	10,700
SLM Corp.

300,000	5.450	04/25/11	210,000
The Bear Stearns Cos. LLC

50,000	6.400	10/02/17	45,892
825,000	7.250	02/01/18	793,550

			1,543,823

Packaging(b)(c) – 0.1%
Impress Holdings BV

EUR 125,000	8.088	09/15/13	153,098

Pipelines – 2.0%
Boardwalk Pipelines LP(b)

$175,000	5.875	11/15/16	167,351
El Paso Corp.(b)

500	7.750	01/15/32	425
Energy Transfer Partners LP(b)

500,000	5.950	02/01/15	462,706
175,000	6.700	07/01/18	164,529
Enterprise Products Operating LP(b)

125,000	5.600	10/15/14	116,316
225,000	5.000	03/01/15	201,177
100,000	7.034 (c)	01/15/68	84,567
Gulf South Pipeline Co. LP(a)(b)

175,000	6.300	08/15/17	167,768
ONEOK Partners LP(b)

225,000	6.150	10/01/16	212,455
125,000	6.650	10/01/36	108,685
Southern Natural Gas Co.(a)(b)

50,000	5.900	04/01/17	44,102
Tennessee Gas Pipeline Co.

325,000	7.625	04/01/37	304,568
TEPPCO Partners LP(b)

275,000	6.650	04/15/18	267,869

			2,302,518

Property/Casualty Insurance – 0.9%
CNA Financial Corp.

150,000	7.250	11/15/23	130,832
Endurance Specialty Holdings Ltd.(b)

75,000	6.150	10/15/15	62,815
150,000	7.000	07/15/34	133,648

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Property/Casualty Insurance – (continued)

QBE Capital Funding II LP(a)(b)(c)

$175,000	6.797%	06/01/49	$139,714
Swiss Re Capital I LP(a)(b)(c)

100,000	6.854	05/29/49	84,989
The Chubb Corp.(b)

75,000	6.500	05/15/38	67,839
125,000	6.375 (c)	03/29/67	98,882
ZFS Finance USA Trust I(a)(b)(c)

500,000	6.150	12/15/65	363,110

			1,081,829

Real Estate Investment Trust(b) – 0.5%
iStar Financial, Inc. Series B

100,000	5.700	03/01/14	49,000
Simon Property Group LP

450,000	6.125	05/30/18	398,610
Westfield Capital Corp.(a)

150,000	5.125	11/15/14	133,400

			581,010

Technology(b) – 0.2%
Fiserv, Inc.

225,000	6.125	11/20/12	221,301

Telecommunications-Internet & Data – 0.2%
Deutsche Telekom International Finance BV

200,000	8.750	06/15/30	202,808

Tobacco – 0.4%
Philip Morris International, Inc.

450,000	5.650	05/16/18	415,950

Wireless Telecommunications(b) – 0.7%
AT&T, Inc.

475,000	6.400	05/15/38	398,629
Hellas Telecommunications Luxembourg V(c)

EUR 125,000	8.463	10/15/12	134,621
Inmarsat Finance II PLC(f)

$125,000	10.375	11/15/12	123,906
Sprint Capital Corp.

275,000	6.875	11/15/28	185,930

			843,086

Wirelines Telecommunications – 1.0%
British Telecommunications PLC(b)

250,000	9.125	12/15/30	249,397
New England Telephone & Telegraph Co.(d)

5,000	7.875	11/15/29	4,787
Nordic Telephone Co. Holdings(b)

EUR 125,000	8.250	05/01/16	146,059
Telecom Italia Capital(b)

$175,000	6.200	07/18/11	171,558
300,000	7.721	06/04/38	248,646

Verizon Communications, Inc.(b)

150,000	6.100	04/15/18	139,422
300,000	6.400	02/15/38	251,695

			1,211,564

TOTAL CORPORATE BONDS
(Cost $28,240,836)			$25,163,559

Mortgage-Backed Obligations – 71.8%

Adjustable Rate Non-Agency(c) – 11.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1

$156,373	4.997%	04/25/35	$120,520
American Home Mortgage Assets Series 2007-1, Class A1

854,383	3.555	02/25/47	429,735
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1

180,832	4.470	04/25/34	143,287
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1

522,068	5.077	06/25/35	403,480
Countrywide Alternative Loan Trust Series 2005-38, Class A3

342,589	3.557	09/25/35	216,671
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1

364,160	4.822	04/20/35	292,933
Countrywide Home Loan Trust Series 2004-HYB6, Class A2

184,326	4.543	11/20/34	129,956
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1

760,305	4.902	08/20/35	509,093
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1

82,325	4.750	12/25/34	74,379
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A

366,085	4.388	06/25/34	339,751
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A

706,975	5.738	12/19/35	433,706
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A

781,981	3.210	11/19/36	477,341
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A

1,528,259	3.220	01/19/38	925,730
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1

476,574	5.358	08/25/35	318,463
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1

611,594	5.061	07/25/35	563,597
Lehman XS Trust Series 2006-2N, Class 1A1

1,620,539	3.467	02/25/46	973,413
Lehman XS Trust Series 2007-16N, Class 2A2

1,436,398	4.057	09/25/47	823,898
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1

14,239	3.587	11/25/34	8,646
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B

786,553	4.055	12/25/46	393,696

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1

$683,602	5.363%	10/25/34	$463,923
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1

558,749	3.855	01/25/46	336,832
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1

962,667	5.895	11/25/37	591,224
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1

667,443	5.202	09/25/35	517,992
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2

739,812	5.180	09/25/35	630,114
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1

237,032	4.380	05/25/34	166,792
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2

94,609	5.250	09/25/34	67,433
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1

427,557	5.450	11/25/34	321,723
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2

1,000,000	5.250	02/25/36	413,011
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2

304,696	4.243	06/25/34	275,138
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1

736,423	5.297	03/25/37	621,867
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1

1,396,163	5.034	04/25/35	1,220,220

			13,204,564

Collateralized Mortgage Obligations – 1.3%
Planned Amortization Class – 0.5%
FNMA REMIC Series 2005-70, Class PA

512,693	5.500	08/25/35	515,248

Regular Floater(c)(g) – 0.1%
FHLMC REMIC Series 3038, Class XA

70,548	0.000	09/15/35	61,971
FHLMC REMIC Series 3167, Class X

65,505	0.000	06/15/36	57,774
FHLMC REMIC Series 3176, Class XI(h)

252,044	0.000	10/15/35	8,615

			128,360

Sequential Fixed Rate – 0.7%
FHLMC REMIC Series 3200, Class AD

830,389	5.500	05/15/29	842,603

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$1,486,211

Commercial Mortgage-Backed Securities – 4.8%
Sequential Fixed Rate – 4.8%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3

530,000	5.118	07/11/43	511,633
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4

1,000,000	5.352	09/10/47	891,278
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4

1,000,000	5.540	09/11/41	890,833
GMAC Commercial Mortgage Securities, Inc. Series 2000-C3, Class A2

738,297	6.957	09/15/35	749,001
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4A

1,000,000	4.936	08/15/42	888,783
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4

700,000	5.440	06/12/47	583,986
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4

1,207,000	5.156	02/15/31	1,053,790

			5,569,304

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$5,569,304

Federal Agencies – 54.3%
Adjustable Rate FHLMC(c) – 0.8%
654,740	4.809	09/01/35	654,913
309,881	5.743	04/01/37	312,830

			967,743

FHLMC – 5.1%
335,958	5.000	05/01/18	336,477
330,946	5.500	05/01/33	330,167
734,135	5.500	06/01/37	730,819
703,649	7.500	08/01/37	746,059
776,952	7.000	11/01/37	810,279
952,788	5.500	02/01/38	948,622
989,318	5.500	06/01/38	984,849
999,900	5.500	09/01/38	995,384

			5,882,656

FNMA – 47.5%
2,917,756	4.500	06/01/18	2,875,090
235,227	4.500	10/01/18	231,767
51,654	4.500	11/01/18	50,895
86,782	4.500	12/01/18	85,505
790,037	4.500	01/01/19	778,422
191,940	6.000	02/01/19	195,751
339,301	4.500	05/01/19	333,250
337,351	5.000	05/01/19	336,966
436,035	4.000	06/01/19	419,440
169,306	4.500	06/01/19	166,287
117,728	4.500	08/01/19	115,629
448,253	5.000	08/01/19	446,916

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$392,940	6.000%	08/01/19		$400,741
409,058	6.000	09/01/19		418,713
747,628	5.500	06/01/20		755,819
4,805,778	5.000	08/01/20		4,806,573
514,908	6.000	12/01/20		527,061
476,483	5.000	01/01/21		474,328
640,328	6.000	04/01/21		654,404
270,437	6.000	06/01/21		275,806
196,604	5.500	07/01/21		198,480
127,916	6.000	07/01/21		130,466
439,285	5.000	07/01/23		436,612
555,995	5.000	08/01/23		552,612
648,510	6.000	12/01/32		659,720
101,345	6.000	02/01/34		102,973
1,894,217	5.500	11/01/34		1,892,764
984,937	5.500	02/01/35		983,980
304,502	5.000	11/01/35		297,308
1,050,345	5.000	01/01/36		1,025,111
183,175	4.500	03/01/36		173,243
1,285,355	5.000	03/01/36		1,254,988
2,483,909	5.000	07/01/36		2,422,681
493,118	6.500	09/01/36		506,201
31,667	7.000	09/01/36		33,082
200,375	6.500	10/01/36		205,691
943,504	6.000	11/01/36		956,741
774,563	6.500	11/01/36		795,111
813,730	5.000	02/01/37		793,499
935,107	5.000	03/01/37		912,057
200,353	6.500	03/01/37		205,669
482,024	7.000	03/01/37		503,566
955,359	5.000	04/01/37		931,607
303,728	7.000	04/01/37		317,302
592,121	5.500	07/01/37		590,985
27,113	7.000	08/01/37		28,325
1,743,153	7.000	09/01/37		1,823,347
277,771	6.500	10/01/37		285,140
848,927	7.000	10/01/37		887,982
741,977	8.000	10/01/37		792,606
1,881,060	7.000	11/01/37		1,967,598
244,217	5.000	01/01/38		238,121
257,008	5.000	02/01/38		250,592
537,507	5.500	02/01/38		536,423
399,986	5.000	03/01/38		390,001
1,415,566	5.500	03/01/38		1,412,711
377,143	5.500	03/01/38		376,382
303,406	5.000	04/01/38		295,832
478,119	5.000	04/01/38		466,184
2,633,460	5.500	04/01/38		2,628,052
1,288,656	5.000	06/01/38		1,256,489
93,845	5.500	07/01/38		93,656
3,000,000	4.500	TBA-15yr	(i)	2,919,999
2,000,000	5.500	TBA-15yr	(i)	1,994,376
3,000,000	6.000	TBA-15yr	(i)	3,038,436
2,000,000	6.500	TBA-15yr	(i)	2,050,624

				54,964,688

GNMA – 0.9%
1,077,866	5.500	05/15/36		1,080,870

TOTAL FEDERAL AGENCIES				$62,895,957

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $89,640,497)				$83,156,036

Agency Debentures – 2.2%

FHLB(j)

$2,400,000	4.625%	09/11/20		$2,324,771
FNMA(k)

300,000	0.000	10/09/19		150,174

TOTAL AGENCY DEBENTURES
(Cost $2,437,205)				$2,474,945

Asset-Backed Securities – 1.4%

Automotive – 0.2%
Nissan Auto Receivables Owner Trust Series 2006-C, Class A3

$281,145	5.440%	04/15/10		$282,059

Home Equity – 1.2%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)

23,834	3.607	10/27/32		22,467
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)

13,740	3.867	10/25/32		12,389
Bear Stearns Asset Backed Securities Trust Series 2003-2, Class A2(c)

5,510	3.657	03/25/43		5,342
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(c)

395,778	4.207	10/25/37		336,411
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(c)

150,000	4.457	10/25/37		75,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)

250,000	4.657	10/25/37		93,750
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)

2,347	3.827	01/25/32		2,049
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)

4,982	3.948	03/20/31		4,371
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1

81,299	7.000	09/25/37		45,273
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1

124,029	7.000	09/25/37		60,157
Home Equity Asset Trust Series 2002-1, Class A4(c)

257	3.807	11/25/32		206
Household Home Equity Loan Trust Series 2007-3, Class APT(c)

417,443	4.388	11/20/36		317,322

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)

$3,066	3.647%	08/25/33	$2,655
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)

10,057	3.707	12/25/33	8,368
Salomon Brothers Mortgage Securities VII Series 2002-CIT1, Class A(c)

1,656	3.507	03/25/32	1,356
Saxon Asset Securities Trust Series 2002-1, Class AV2(c)

104	3.747	01/25/32	102
Wells Fargo Home Equity Trust Series 2005-3, Class AI1A(a)(c)

396,197	3.477	11/25/35	369,268

			1,356,486

TOTAL ASSET-BACKED SECURITIES
(Cost $2,162,811)			$1,638,545

Credit Linked Note(a) – 0.1%

Brazil – 0.1%
UBS AG, Jersey Branch (Referenced Obligation: Federal Republic of Brazil Inflation Linked)

BRL 297,000	6.000%	12/31/17	$89,432
(Cost $110,082)

Foreign Debt Obligations – 2.7%

Sovereign – 0.4%
Hungary Government Bond

HUF 66,890,000	6.000%	11/24/23	$323,881

Israel Government AID Bond

$50,000	5.500	04/26/24	54,368
40,000	5.500	09/18/33	44,327
United Mexican States(c)

30,000	3.488	01/13/09	29,940

			452,516

Supranational – 2.3%
European Investment Bank

2,600,000	4.250	07/15/13	2,661,360

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $3,092,818)			$3,113,876

Municipal Bonds – 0.3%

Michigan(c) – 0.2%
Michigan State University VRDN RB Series 2007 B (AMBAC)

$415,000	2.509%	02/15/37	$282,669

New York(c) – 0.0%
New York City Municipal Water Finance Authority Water & Sewer Systems RB Residuals Series 2005-1105 (FSA)

10,000	2.010	06/15/34	9,132

Ohio – 0.1%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2

75,000	5.875	06/01/47	56,703

TOTAL MUNICIPAL BONDS
(Cost $375,305)			$348,504

U.S. Treasury Obligations(l) – 1.8%

United States Treasury Inflation Protected Securities

$886,448	2.000%	01/15/26	$809,369
654,330	2.375	01/15/27	632,808
419,912	1.750	01/15/28	366,341
271,950	3.625	04/15/28	312,870

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,318,262)			$2,121,388

Repurchase Agreement(m) – 5.4%

Joint Repurchase Agreement Account II

$6,300,000	1.944%	10/01/08	$6,300,000
Maturity Value: $6,300,340

(Cost $6,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $134,677,816)			$124,406,285

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 2.0%

State Street Navigator Securities Lending Prime Portfolio
2,266,750	2.830%	$2,266,750
(Cost $2,266,750)

TOTAL INVESTMENTS – 109.4%
(Cost $136,944,566)		$126,673,035

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.4)%		(10,858,347)

NET ASSETS – 100.0%		$115,814,688

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,273,213, which represents approximately 4.6% of net assets as of September 30, 2008.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Pay-in-kind securities.

(f)	Security is issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(g)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(h)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,003,435 which represents approximately 8.6% of net assets as of September 30, 2008.

(j)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l)	All or a portion of security is on loan.

(m)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 57.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BBSW	—	Australian Bank Bill Swap Reference Rate
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
EURO	—	Euro Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STIB	—	Stockholm Interbank Offered Rate
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Sale	11/04/08	$120,995	$102,333	$18,662
British Pound	Purchase	12/17/08	392,000	399,883	7,883
Canadian Dollar	Sale	12/17/08	369,000	360,004	8,996
Euro	Sale	10/03/08	390,000	380,995	9,005
Euro	Sale	10/31/08	817,375	788,122	29,253
Euro	Purchase	12/17/08	392,000	394,477	2,477
Euro	Sale	12/17/08	1,911,390	1,903,049	8,341
Hungarian Forint	Sale	10/16/08	346,417	322,670	23,747
Mexican Peso	Sale	10/17/08	678,108	629,423	48,685
New Zealand Dollar	Sale	12/17/08	329,784	328,011	1,773
Swedish Krona	Sale	12/17/08	740,027	722,933	17,094
Swiss Franc	Purchase	12/17/08	358,858	363,502	4,644

TOTAL					$180,560

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	12/17/08	$774,466	$739,666	$(34,800)
British Pound	Sale	12/17/08	742,179	751,091	(8,912)
Canadian Dollar	Purchase	10/02/08	792,359	788,946	(3,413)
Canadian Dollar	Purchase	12/17/08	810,124	790,831	(19,293)
Canadian Dollar	Sale	12/17/08	389,000	390,429	(1,429)
Euro	Purchase	11/14/08	61,384	59,356	(2,028)
Euro	Purchase	12/17/08	1,127,000	1,096,738	(30,262)
Japanese Yen	Purchase	12/17/08	369,000	367,090	(1,910)
Japanese Yen	Sale	12/17/08	389,000	399,860	(10,860)
Mexican Peso	Purchase	10/17/08	764,378	734,056	(30,322)
Norwegian Krone	Purchase	12/17/08	756,464	727,095	(29,369)
Swedish Krona	Purchase	12/17/08	368,142	347,231	(20,911)
Swiss Franc	Purchase	10/03/08	390,000	383,934	(6,066)
Swiss Franc	Purchase	12/17/08	393,235	386,702	(6,533)

TOTAL					$(206,108)

FORWARD SALES CONTRACT — At September 30, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $5,225,313)	7.000%	TBA-15yr(i)	10/14/08	$5,000,000	$5,223,440

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(5)	September 2009	$(1,210,938)	$2,800
Eurodollars	(5)	December 2009	(1,207,000)	3,713
Eurodollars	(13)	March 2010	(3,133,000)	9,326
Federal Funds	3	September 2008	1,227,504	6,349
Federal Funds	2	October 2008	818,941	888
Federal Funds	2	November 2008	819,274	1,955
2 Year Euro-Schatz	(5)	December 2008	734,731	(5,885)
5 Year Euro-Bobl	2	December 2008	308,913	2,916
30 Year Euro-Buxl	12	December 2008	1,527,858	(3,075)
U.K. Life Long Gilt	3	December 2008	598,158	417
U.S. Treasury Bonds	81	December 2008	9,490,922	(29,407)
2 Year U.S. Treasury Notes	79	December 2008	16,861,563	51,153
5 Year U.S. Treasury Notes	(118)	December 2008	(13,243,656)	84,681
10 Year U.S. Treasury Notes	(3)	December 2008	(343,875)	2,790

TOTAL				$128,621

SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$400	(a)	12/17/18	4.750%	3 month LIBOR	$13,315	$(6,012)
	4,000	(a)	12/17/23	4.750	3 month LIBOR	(11,300)	49,657
	400	(a)	12/17/28	3 month LIBOR	5.000%	(21,046)	5,846
	100	(a)	12/17/28	5.000	3 month LIBOR	(1,689)	5,489
Barclays Bank PLC	EUR 300	(a)	12/17/13	6 month EURO	4.500	2,596	175
	GBP 710	(a)	12/17/13	6 month BP	5.250	(2,472)	(4,491)
	SEK 7,800	(a)	12/17/13	3 month STIB	4.750	(6,566)	(434)
	$2,090	(a)	12/17/13	4.250	3 month LIBOR	6,682	2,692
	GBP 90	(a)	12/17/18	6 month BP	5.250	5,138	(8,243)
	SEK 5,200	(a)	12/17/18	3 month STIB	5.000	(18,218)	(3,866)
Citibank NA	JPY 41,000	(a)	12/17/13	6 month JYOR	1.500	(3,132)	1,270
	100,000	(a)	12/17/13	1.500	6 month JYOR	7,307	(2,765)
	EUR 460	(a)	12/17/13	4.500	6 month EURO	(1,574)	(2,674)
Credit Suisse International (London)	EUR 750	(a)	12/17/13	6 month EURO	4.500	11,787	(4,859)
	JPY 161,000	(a)	12/17/13	6 month JYOR	1.500	(6,149)	—
	$3,970	(a)	12/17/13	4.250	3 month LIBOR	19,256	(1,451)
	EUR 70	(a)	12/17/13	4.500	6 month EURO	(602)	(44)
	GBP 670	(a)	12/17/13	5.250	6 month BP	(3,001)	9,571
	EUR 40	(a)	12/17/18	6 month EURO	4.750	406	(707)
	SEK 900	(a)	12/17/18	3 month STIB	5.000	(3,648)	(182)
	$900	(a)	12/17/18	4.750	3 month LIBOR	17,961	(1,526)
	SEK 400	(a)	12/17/18	5.000	3 month STIB	1,124	578
	$3,600	(a)	12/17/23	3 month LIBOR	4.750	44,218	(78,739)
	900	(a)	12/17/28	3 month LIBOR	5.000	(29,575)	(4,626)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	JPY 169,000	(a)	12/17/10	1.160%	6 month JYOR	$—	$187
	175,330	(a)	12/17/10	1.181	6 month JYOR	—	882
	EUR 3,420	(a)	12/17/10	4.500	6 month EURO	17,996	(18,754)
	BRL 1,000		01/02/12	13.950	Brazilian Interbank Deposit Average	—	(3,836)
	1,000		01/02/12	13.980	Brazilian Interbank Deposit Average	—	(3,889)
	$1,400	(a)	12/17/13	3 month LIBOR	4.250%	(18,456)	8,477
	CAD 290	(a)	12/17/13	4.000	3 month CDOR	6,964	(2,540)
	$21,000	(a)	12/17/13	4.250	3 month LIBOR	146,351	(52,164)
	JPY 107,000	(a)	12/17/15	6 month JYOR	1.641	—	(7,013)
	111,330	(a)	12/17/15	6 month JYOR	1.699	—	(11,333)
	EUR 1,170	(a)	12/17/18	4.750	6 month EURO	21,584	(12,769)
	$1,200	(a)	12/17/18	4.750	3 month LIBOR	4,410	17,503
	800	(a)	12/17/23	4.750	3 month LIBOR	(1,700)	9,371
	600	(a)	12/17/28	3 month LIBOR	5.000	(15,631)	(7,170)
	JPY 22,000	(a)	12/17/38	2.540	6 month JYOR	—	10,277
	22,000	(a)	12/17/38	2.594	6 month JYOR	—	12,730
JPMorgan Securities, Inc.	BRL 1,790		01/04/10	12.395	Brazilian Interbank Deposit Average	—	(19,002)
	EUR 2,500	(a)	12/17/10	4.500	6 month EURO	15,226	(15,780)
	BRL 1,200		01/03/11	14.170	Brazilian Interbank Deposit Average	—	(2,207)
	CAD 180	(a)	12/17/13	3 month CDOR	4.000	1,017	(3,763)
	EUR 230	(a)	12/17/13	6 month EURO	4.500	3,014	(889)
	$700	(a)	12/17/13	3 month LIBOR	4.250	(10,103)	5,114
	EUR 420	(a)	12/17/13	4.500	6 month EURO	(920)	(2,959)
	$500	(a)	12/17/15	4.500	3 month LIBOR	1,988	2,688
	GBP 70	(a)	12/17/18	6 month BP	5.250	(1,698)	(717)
	$1,200	(a)	12/17/18	4.750	3 month LIBOR	16,227	5,686
	AUD 370	(a)	12/17/18	7.250	6 month BBSW	4,228	14,184
	$14,400	(a)	12/17/23	3 month LIBOR	4.750	204,125	(342,211)
	400	(a)	12/17/28	3 month LIBOR	5.000	(20,857)	5,656
	1,100	(a)	12/17/38	5.000	3 month LIBOR	(10,346)	61,214
Merrill Lynch Capital Markets	GBP 90	(a)	12/17/18	6 month BP	5.250	4,635	(7,741)
Morgan Stanley Capital Services, Inc.	80	(a)	12/17/18	6 month BP	5.250	4,407	(7,167)
Royal Bank of Canada	CAD 570	(a)	12/17/13	3 month CDOR	4.000	(11,062)	2,366
	330	(a)	12/17/13	4.000	3 month CDOR	7,378	(2,343)
Royal Bank of Scotland	GBP 50	(a)	12/17/18	6 month BP	5.250	2,471	(4,196)
UBS AG (London)	AUD 840	(a)	12/17/13	6 month BBSW	7.500	(25,449)	(6,127)
	JPY 41,000	(a)	12/17/13	6 month JYOR	1.500	(2,606)	743
	53,000	(a)	12/17/13	1.500	6 month JYOR	4,331	(1,924)
	GBP 80	(a)	12/17/18	6 month BP	5.250	(2,003)	(757)
	AUD 670	(a)	12/17/18	7.250	6 month BBSW	3,282	30,060

TOTAL						$369,621	$(395,454)

(a)	Represents forward starting interest rate swaps whose effective date of commencement of accruals and cash flows occur subsequent to September 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates (paid)		Upfront Payments
		Amount	received by	Termination	received	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	by the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$13,000	(1.550)%	06/20/13	$(155,339)	$228,565
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	2,000	(1.550)	06/20/13	(6,678)	17,944
Protection Sold:
Credit Suisse First Boston Corp.	ABX.HE AAA 07-1 Index	900	0.090	08/25/37	(205,938)	(225,294)
	ABX.HE AAA 07-2 Index	600	0.760	01/25/38	(150,681)	(145,470)
Deutsche Bank Securities, Inc.	ABX.HE AAA 06-2 Index	600	0.110	05/25/46	(76,603)	(110,581)

TOTAL					$(595,239)	$(234,836)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Foreign Sovereign Debt Obligations – 36.2%

Australian Dollar – 0.1%
Australia Government Bond
AUD	1,100,000	6.000%	02/15/17	$907,253

British Pound – 2.4%
United Kingdom Treasury
	GBP 1,300,000	8.750	08/25/17	3,020,977
	7,240,000	8.000	06/07/21	16,986,700
	1,150,000	4.750	12/07/30	2,059,801
	3,580,000	4.250	06/07/32	6,005,417

				28,072,895

Canadian Dollar – 1.6%
Government of Canada
CAD	3,900,000	4.500	06/01/15	3,897,545
	10,450,000	5.750	06/01/29	11,797,085
Quebec Province of Canada
	$3,350,000	5.125	11/14/16	3,437,958

				19,132,588

Danish Krone – 0.6%
Kingdom of Denmark
DKK	20,000,000	6.000	11/15/09	3,854,087
	16,000,000	4.000	11/15/15	2,961,379

				6,815,466

Euro – 18.8%
Federal Republic of Germany
	EUR 200,000	4.000	07/04/16	282,075
	4,460,000	4.750	07/04/28	6,372,909
	3,400,000	5.500	01/04/31	5,314,283
	50,000	4.000	01/04/37	63,697
	16,520,000	4.250	07/04/39	21,926,569
French Treasury Note
	10,000,000	4.500	07/12/13	14,342,853
Government of France
	4,200,000	3.500	04/25/15	5,696,059
	5,500,000	3.750	04/25/21	7,196,640
	5,300,000	5.500	04/25/29	8,158,231
Kingdom of Belgium
	17,500,000	5.000	09/28/12	25,335,690
Kingdom of Spain
	10,000,000	4.400	01/31/15	14,084,620
Kingdom of The Netherlands
	29,800,000	4.250	07/15/13	42,357,291
Republic of Austria
	2,860,000	3.800 (a)	10/20/13	3,978,597
	13,650,000	3.500	07/15/15	18,438,208
Republic of Italy
	12,300,000	4.250	10/15/12	17,215,512
	12,980,000	4.500	02/01/18	17,929,711
	7,120,000	6.000	05/01/31	11,042,030

				219,734,975

Japanese Yen – 11.8%
Government of Japan
	JPY 3,100,000,000	0.800	12/20/10	29,217,271
	1,000,000,000	1.300	06/20/12	9,520,267
	3,000,000,000	1.500	06/20/12	28,766,067
	1,538,000,000	1.700	09/20/16	14,953,227
	1,139,000,000	1.700	12/20/16	11,063,673
	66,000,000	1.500	09/20/18	622,978
	400,000,000	1.900	06/20/25	3,704,131
	1,325,000,000	2.000	12/20/25	12,362,709
	430,000,000	2.100	12/20/26	4,036,239
	350,000,000	2.100	12/20/27	3,290,174
	285,000,000	2.500	09/20/34	2,786,258
Government of Japan CPI Linked Bond
	87,040,000	0.800	12/10/15	768,960
	174,420,000	1.000	06/10/16	1,555,684
	229,275,000	1.100	12/10/16	2,051,198
	1,545,264,000	1.200	03/10/17	13,897,278

				138,596,114

Polish Zloty – 0.5%
Government of Poland
	PLN 16,000,000	4.750	04/25/12	6,361,244

Swedish Krona – 0.4%
Kingdom of Sweden
	SEK 11,000,000	6.750	05/05/14	1,823,377
	20,000,000	4.500	08/12/15	3,010,197

				4,833,574

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $410,437,310)				$424,454,109

Corporate Bonds – 18.4%

Banks – 8.2%
Alliance & Leicester PLC(b)
	$2,600,000	2.838%	01/12/10	$2,521,867
Australia & New Zealand Banking Group Ltd.
	EUR 1,400,000	5.250	05/20/13	1,887,789
Banca Popolare di Bergamo Capital Trust(b)
	1,180,000	8.364	12/29/49	1,587,281
Bancaja Emisiones SA Unipersonal(b)
	500,000	4.625	12/29/49	350,411
Banco Popolare Scarl(b)
	1,850,000	6.156	06/21/49	1,704,834
Bank of America Corp.(b)
	$8,800,000	8.000	12/29/49	6,968,430
BayernLB Capital Trust I(b)
	3,250,000	6.203	05/31/49	1,972,750
Caja de Ahorros de Valencia Castellon y Alicante(b)
	EUR 2,100,000	4.375	03/03/49	1,741,900
Citicorp
DEM	4,500,000	6.250	09/19/09	3,140,304
Citigroup, Inc.
	$3,350,000	6.875	03/05/38	2,748,116

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Banks – (continued)

Deutsche Postbank Funding Trust IV(b)
EUR 950,000	5.983%	06/29/49	$814,777
HSBC Holdings PLC
$3,900,000	6.800	06/01/38	3,302,450
Instituto de Credito Oficial MTN
2,100,000	4.625	10/26/10	2,157,101
Intesa Sanpaolo SPA
EUR 2,000,000	5.000	04/28/11	2,788,729
2,350,000	6.625	05/08/18	3,040,915
2,050,000	8.047 (b)	06/20/49	2,409,225
JPMorgan Chase & Co.(b)
$4,350,000	7.900	04/30/49	3,662,178
Kreditanstalt fuer Wiederaufbau MTN
EUR 6,250,000	4.375	07/04/18	8,671,073
Landwirtschaftliche Rentenbank
$8,940,000	5.000	11/08/16	9,346,860
Nordea Bank Finland PLC
1,010,000	6.500	04/01/09	1,011,268
OTP Bank PLC
EUR 850,000	5.270	09/19/16	958,305
RBS Capital Trust I(b)
$860,000	4.709	12/29/49	706,954
Resona Bank Ltd. MTN(b)
EUR 1,180,000	3.750	04/15/15	1,534,277
Resona Preferred Global Securities Ltd.(a)(b)
$2,500,000	7.191	07/30/49	1,855,978
Royal Bank of Scotland Group PLC
EUR 1,150,000	5.250	05/15/13	1,456,819
2,350,000	6.934	04/09/18	3,014,852
Santander International Debt SA
1,850,000	5.125	04/11/11	2,572,521
Schieneninfrastructurfinanzierungs-Gesellschaft mBH MTN
$760,000	4.625	11/21/13	782,694
Societe Generale(b)
EUR 2,100,000	7.756	05/22/49	2,512,666
St. George Bank Ltd.
850,000	6.500	06/24/13	1,196,178
U.S. Bank NA(b)
2,450,000	4.375	02/28/17	2,979,359
UBS AG London
GBP 3,450,000	6.625	04/11/18	5,642,229
UniCredit SPA
EUR 3,600,000	5.750	09/26/17	4,662,077
UT2 Funding PLC
1,350,000	5.321	06/30/16	1,265,753
Wachovia Bank NA
1,750,000	6.000	05/23/13	1,918,464
Wells Fargo Capital XIII(b)
$1,750,000	7.700	03/26/49	1,526,018

			96,413,402

Brokerage – 0.9%
Bear Stearns & Co., Inc.
2,410,000	5.850	07/19/10	2,399,333
200,000	7.250	02/01/18	192,376

Lehman Brothers Holdings, Inc.(c)
EUR 2,900,000	5.375	10/17/12	479,708
$1,650,000	6.200	09/26/14	214,500
Merrill Lynch & Co., Inc.
$1,700,000	6.400	08/28/17	1,448,569
Morgan Stanley
EUR 6,850,000	5.500	10/02/17	5,485,368

			10,219,854

Capital Goods(a) – 0.0%
Bombardier, Inc.
$250,000	6.300	05/01/14	231,250
360,000	7.450	05/01/34	343,800

			575,050

Communications – 3.4%
AT&T, Inc.
3,300,000	5.600	05/15/18	2,953,632
Bell Atlantic New Jersey, Inc.
65,000	8.000	06/01/22	62,401
British Telecommunications PLC
EUR 1,450,000	5.250	01/22/13	1,885,416
3,000,000	6.500	07/07/15	4,129,135
Comcast Cable Communications Holdings, Inc.
$170,000	9.455	11/15/22	188,324
Comcast Corp.
8,400,000	5.700	05/15/18	7,331,915
Cox Communications, Inc.
1,850,000	4.625	01/15/10	1,834,688
Deutsche Telekom International Finance BV
1,000,000	6.750	08/20/18	943,064
230,000	8.750	06/15/30	233,229
Koninklijke (Royal) KPN NV
EUR 7,950,000	4.750	05/29/14	10,242,370
Telecom Italia Finance SA
1,349,000	7.750	01/24/33	1,794,481
$450,000	6.000	09/30/34	316,777
400,000	7.200	07/18/36	315,264
Telefonica Emisiones SAU
EUR 2,250,000	5.580	06/12/13	3,124,155
$2,650,000	7.045	06/20/36	2,465,059
Time Warner Cable, Inc.
2,600,000	6.550	05/01/37	2,152,714

			39,972,624

Consumer Noncyclical – 1.4%
BAT International Finance PLC
EUR 3,150,000	5.875	03/12/15	4,214,617
Casino Guichard-Perrachon SA
2,200,000	6.375	04/04/13	3,002,697
1,750,000	4.875	04/10/14	2,195,359
Imperial Tobacco Finance PLC
1,650,000	7.250	09/15/14	2,276,260
Imperial Tobacco Overseas BV
$1,410,000	7.125	04/01/09	1,409,611

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Bonds – (continued)
Consumer Noncyclical – (continued)

Tesco PLC
	EUR 2,650,000	5.875%	09/12/16	$3,604,701

				16,703,245

Energy – 0.5%
Canadian Natural Resources Ltd.
	$1,100,000	6.750%	02/01/39	906,895
Transocean, Inc.
	1,716,000	6.800	03/15/38	1,573,343
XTO Energy, Inc.
	3,250,000	5.500	06/15/18	2,872,795

				5,353,033

Financial Companies – 1.2%
American Express Centurion
	3,250,000	5.200	11/26/10	3,013,191
Capital One Financial Corp.
	4,540,000	5.700	09/15/11	3,857,884
Countrywide Home Loans, Inc.
	1,766,000	6.250	04/15/09	1,682,115
	950,000	5.625	07/15/09	898,443
GE Capital Euro Funding
	EUR 1,100,000	5.250	05/18/15	1,336,426
International Lease Finance Corp.
	$1,000,000	4.950	02/01/11	739,500
SLM Corp.
	3,475,000	8.450	06/15/18	2,363,000

				13,890,559

Insurance – 2.0%
Allianz Finance II B.V.
EUR	2,050,000	5.000	03/06/13	2,835,841
American International Group, Inc.(b)
	4,650,000	4.875	03/15/67	981,941
Aviva PLC(b)
	2,250,000	6.875	05/22/38	2,493,496
AXA SA(b)
	2,280,000	5.777	07/06/49	2,210,957
	2,500,000	6.211	10/05/49	2,348,563
CNA Financial Corp.
	$420,000	6.600	12/15/08	419,647
Endurance Specialty Holdings Ltd.
	20,000	7.000	07/15/34	17,820
Old Mutual PLC(b)
	EUR 2,950,000	4.500	01/18/17	3,393,911
Resolution PLC(b)
	GBP 1,950,000	6.586	04/25/49	1,411,338
SL Finance PLC(b)
	EUR 650,000	5.314	01/06/49	676,034
	GBP 2,850,000	6.546	01/06/49	3,622,652
Swiss Re Capital I LP(a)(b)
	$1,400,000	6.854	05/25/49	1,189,840
ZFS Finance USA Trust IV(a)(b)
	1,050,000	5.875	05/09/32	716,205

ZFS Finance USA Trust V(a)(b)
	$1,900,000	6.500	05/09/37	1,538,373

				23,856,618

Metals & Mining – 0.3%
Glencore Finance Europe SA
	EUR 2,450,000	7.125	04/23/15	3,196,163

Natural Gas – 0.2%
Enterprise Products Partners L.P.
	$2,300,000	6.500	01/31/19	2,142,652

Real Estate Investment Trust – 0.2%
Simon Property Group LP
	2,700,000	5.600	09/01/11	2,665,664

Transportation – 0.1%
OeBB Infrastruktur Bau AG
	810,000	4.750	10/28/13	837,742

TOTAL CORPORATE BONDS
(Cost $266,186,545)				$215,826,606

Foreign Debt Obligation – 0.8%

Supranational – 0.8%
European Investment Bank
	EUR 6,750,000	4.250%	10/15/14	$9,386,720
(Cost $9,863,802)

Asset-Backed Securities – 0.5%

Home Equity – 0.5%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
	$4,591,026	4.207%	10/25/37	$3,902,372
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	1,600,000	4.457	10/25/37	800,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	4.657	10/25/37	1,087,500
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	264,220	7.000	09/25/37	147,138
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	268,730	7.000	09/25/37	130,340

				6,067,350

TOTAL ASSET-BACKED SECURITIES
(Cost $9,624,975)				$6,067,350

Mortgage-Backed Obligations – 25.9%

Collateralized Mortgage Obligations – 4.9%
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1(b)
	$7,028,343	6.231%	09/25/47	$4,583,487

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)

Countrywide Alternative Loan Trust Series 2005-46CB, Class A8
$5,286,652	5.500%	10/25/35		$4,548,161
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1(b)
728,320	4.822	04/20/35		585,866
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1(b)
1,846,455	4.902	08/20/35		1,236,368
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(b)
1,464,340	4.388	06/25/34		1,359,005
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(b)
10,523,377	5.979	08/19/36		6,549,966
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1(b)
10,933,516	3.250	07/19/47		6,040,598
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(b)
476,574	5.358	08/25/35		318,463
Luminent Mortgage Trust Series 2006-5, Class A1A(b)
1,966,000	3.397	07/25/36		1,188,688
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1(b)
8,836,722	5.648	06/25/37		5,605,386
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1(b)
14,012,396	6.477	11/25/37		9,482,530
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(b)
2,234,998	3.855	01/25/46		1,347,327
Residential Accredit Loans, Inc. Series 2005-QS13, Class 2A3
3,384,275	5.750	09/25/35		3,037,349
Sequoia Mortgage Trust Series 2004-10, Class A3A(b)
439,486	3.212	11/20/34		370,022
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1(b)
1,083,577	4.380	05/25/34		762,478
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(b)
220,753	5.250	09/25/34		157,344
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(b)
1,088,328	5.450	11/25/34		818,931
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1(b)
7,752,339	4.355	08/25/47		4,366,348
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR07, Class 2A(b)
4,692,727	3.835	07/25/46		2,553,868
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A(b)
1,463,828	3.775	09/25/46		807,007
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(b)
2,245,394	3.555	02/25/47		1,182,538

				56,901,730

Commercial Mortgage-Backed Securities – 1.0%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4
$13,000,000	5.700	06/11/50		11,153,090

Federal Agencies – 19.7%
Adjustable Rate FHLMC(b) – 1.4%
16,413,459	6.128	09/01/37		16,611,717

Adjustable Rate FNMA(b) – 2.9%
9,367,693	5.819	09/01/37		9,477,323
14,695,362	6.592	09/01/37		15,142,460
9,115,602	5.970	10/01/37		9,246,530

				33,866,313

FHLMC – 4.1%
1,000,000	5.500	11/01/37		995,483
2,999,998	5.500	01/01/38		2,986,446
117,362	5.500	04/01/38		116,832
1,586,023	5.500	05/01/38		1,578,859
294,134	5.500	08/01/38		292,806
40,896,994	6.500	08/01/38		41,980,997

				47,951,423

FNMA – 11.3%
1,050,345	5.000	01/01/36		1,025,111
500,001	6.000	03/01/37		506,814
920,477	5.500	06/01/37		918,713
204,889	7.000	07/01/37		212,780
74,144	7.000	08/01/37		77,000
2,478,199	5.500	09/01/37		2,473,448
33,129	7.000	09/01/37		34,405
1,624,649	5.500	10/01/37		1,621,535
38,816,980	6.000	10/01/37		39,345,965
507,473	7.000	10/01/37		527,017
13,899,511	7.500	10/01/37		14,604,227
575,363	6.500	11/01/37		590,533
10,836,373	7.500	11/01/37		11,457,348
4,112,202	8.000	11/01/37		4,348,905
25,146,103	7.000	12/01/37		26,114,561
985,787	5.500	03/01/38		983,592
994,231	5.000	04/01/38		969,413
498,252	5.000	05/01/38		485,815
5,258,946	5.500	05/01/38		5,248,586
3,847,878	6.000	05/01/38		3,901,645
2,493,130	5.000	06/01/38		2,430,547
5,057,327	5.500	06/01/38		5,047,126
2,625,951	5.500	07/01/38		2,620,654
3,499,998	6.000	07/01/38		3,546,893
2,000,000	5.000	TBA-15yr(d	)	1,955,781
2,000,000	5.500	TBA-15yr(d	)	1,998,750

				133,047,164

TOTAL FEDERAL AGENCIES				231,476,617

Home Equity(b) – 0.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
44,690	3.577	10/25/34		35,355

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Home Equity(b) – (continued)

Countrywide Alternative Loan Trust Series 2005-38, Class A1
$342,588	4.355%	09/25/35	$217,847
Countrywide Alternative Loan Trust Series 2005-82, Class A1
4,314,898	3.477	02/25/36	2,756,027
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
1,490,443	3.398	03/20/46	890,529

			3,899,758

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $334,494,948)			$303,431,195

Agency Debentures – 0.5%

FFCB
$3,500,000	5.050%	11/06/17	$3,567,121
2,200,000	4.250	04/16/18	2,092,741

TOTAL AGENCY DEBENTURES
(Cost $5,636,187)			$5,659,862

U.S. Treasury Obligations(e) – 1.7%

Sovereign – 1.7%
United States Treasury Bonds
$9,500,000	7.500%	11/15/24	$12,935,390
United States Treasury Inflation Protected Securities
8,818,152	1.750	01/15/28	7,693,150

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $20,986,879)			$20,628,540

	Exercise	Expiration
Contracts	Rate	Date	Value

Options Purchased – 0.1%

Cross Currency Option
Call SKK 4,885,000
Put EUR 158,762,500	$32.50	10/15/08	$489,451
Cross Currency Option
Call HUF 4,747,000
Put EUR 1,044,340,000	220.00	10/07/08	—
Cross Currency Option
Put JPY 17,497,000
Call NZD 1,487,245,000	85.00	11/10/08	117
Cross Currency Option
Put JPY 5,782,080
Call NZD 491,476,800	85.00	11/04/08	19
Cross Currency Option
Put PLN 3,830,000
Call EUR 13,022,000	3.40	10/31/08	49,152
Currency Option
Call BRL 5,766,000
Put USD 8,533,680	1.48	10/24/08	—

Currency Option
Call IDR 4,063,344
Put USD 36,773,263,200	9,050.00	10/10/08	—
Currency Option
Call MXN 14,129,000
Put USD 146,941,600	10.40	10/09/08	—
Currency Option
Put CNY 11,353,300
Call USD 79,382,274	6.99	10/10/08	—
Currency Option
Put CNY 18,201,000
Call USD 127,315,995	6.99	10/20/08	182
Currency Option
Put KRW 5,879,000
Call USD 6,290,530,000	1,070.00	10/20/08	652,340

TOTAL OPTIONS PURCHASED
(Cost $306,554)			$1,191,261

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 5.3%

JPMorgan Corp.
$16,843,156	1.400%	10/01/08	$16,843,156
Northern Trust
5,001,625	3.000	10/01/08	5,001,625
5,000,000	2.000	10/01/08	5,000,000
Rabobank
31,062,179	1.000	10/01/08	31,062,179
State Street Bank London Time Deposit
3,923,569	1.600	10/01/08	3,923,569

TOTAL SHORT-TERM OBLIGATIONS
(Cost $61,830,529)			$61,830,529

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,119,367,729)			$1,048,476,172

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 1.9%

State Street Navigator Securities Lending Prime Portfolio
22,005,625	2.830%	$22,005,625
(Cost $22,005,625)

TOTAL INVESTMENTS – 91.3%
(Cost $1,141,373,354)		$1,070,481,797

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.7%		101,672,505

NET ASSETS – 100.0%		$1,172,154,302

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of illiquid Rule 144A securities amounts to $15,643,915, which represents approximately 1.3% of net assets as of September 30, 2008.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(c)	Security is currently in default/non-income producing.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,954,531 which represents approximately 0.3% of net assets as of September 30, 2008.

(e)	All or a portion of security is on loan.

Investment Abbreviations:
BBSW	—	Australian Bank Bill Swap Reference Rate
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CPI	—	Consumer Price Index
EURO	—	Euro Offered Rate
FFCB	—	Federal Farm Credit Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
STIB	—	Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Sale	10/16/08	$1,156,639	$953,160	$203,479
Brazilian Real	Sale	10/08/08	1,359,000	1,233,581	125,419
Brazilian Real	Sale	10/09/08	1,352,000	1,241,239	110,761
Brazilian Real	Sale	10/14/08	7,144,553	6,854,753	289,800
Brazilian Real	Sale	10/20/08	2,890,000	2,845,461	44,539
Brazilian Real	Sale	10/28/08	1,261,310	1,230,724	30,586
Brazilian Real	Sale	11/28/08	1,299,955	1,278,561	21,394
British Pound	Sale	11/21/08	42,637,715	41,195,532	1,442,183
British Pound	Purchase	12/17/08	8,355,000	8,534,459	179,459
Canadian Dollar	Sale	10/15/08	15,049,506	14,368,812	680,694
Canadian Dollar	Sale	12/17/08	9,752,000	9,554,259	197,741
Chilean Peso	Sale	10/02/08	1,955,025	1,908,507	46,518
Chilean Peso	Purchase	10/09/08	258,583	259,200	617
Chilean Peso	Sale	10/09/08	676,000	639,392	36,608
Chilean Peso	Sale	10/17/08	4,485,722	4,315,730	169,992
Chilean Peso	Sale	10/20/08	5,610,870	5,436,689	174,181
Euro	Sale	10/03/08	10,230,000	9,944,084	285,916
Euro	Sale	10/31/08	351,759,912	345,933,262	5,826,650
Euro	Purchase	12/17/08	31,488,751	31,629,144	140,393
Euro	Sale	12/17/08	42,639,024	42,216,393	422,631
Hungarian Forint	Sale	12/17/08	827,899	800,610	27,289
Indian Rupee	Sale	11/05/08	2,757,000	2,576,181	180,819
Indonesian Rupiah	Purchase	10/14/08	758,137	763,997	5,860
Indonesian Rupiah	Sale	10/14/08	778,000	763,997	14,003
Indonesian Rupiah	Purchase	10/22/08	534,368	539,850	5,482
Indonesian Rupiah	Sale	10/27/08	436,323	434,236	2,087
Israeli Shekel	Sale	12/17/08	1,026,064	1,023,063	3,001
Japanese Yen	Purchase	12/17/08	2,694,000	2,733,973	39,973
Japanese Yen	Sale	12/17/08	2,812,720	2,786,753	25,967
Malaysian Ringgit	Purchase	10/03/08	548,108	551,881	3,773
Malaysian Ringgit	Sale	10/03/08	1,107,898	1,103,763	4,135
Malaysian Ringgit	Purchase	10/06/08	690,152	690,653	501
Malaysian Ringgit	Sale	10/06/08	694,000	690,653	3,347
Malaysian Ringgit	Sale	10/28/08	1,188,464	1,148,275	40,189
Malaysian Ringgit	Purchase	11/04/08	3,835,954	3,850,395	14,441
Malaysian Ringgit	Sale	11/04/08	4,560,500	4,540,520	19,980
Malaysian Ringgit	Sale	12/03/08	138,000	136,011	1,989
Malaysian Ringgit	Purchase	12/04/08	1,385,051	1,389,621	4,570
Malaysian Ringgit	Sale	12/04/08	1,393,923	1,389,621	4,302
Mexican Peso	Sale	10/16/08	5,848,141	5,576,903	271,238
Mexican Peso	Sale	12/17/08	11,651,654	11,318,323	333,331
New Zealand Dollar	Purchase	12/17/08	520,382	535,576	15,194
New Zealand Dollar	Sale	12/17/08	8,925,334	8,875,823	49,511
Philippine Peso	Purchase	11/03/08	1,447,897	1,467,735	19,838
Philippine Peso	Sale	11/03/08	2,852,440	2,828,615	23,825
Philippine Peso	Sale	11/28/08	1,467,500	1,442,253	25,247
Philippine Peso	Sale	12/03/08	1,532,981	1,528,937	4,044
Polish Zloty	Sale	11/13/08	7,218,014	6,579,902	638,112
Polish Zloty	Sale	12/17/08	3,638,899	3,537,739	101,160
Russian Ruble	Purchase	10/14/08	5,470,168	5,514,207	44,039
Russian Ruble	Sale	10/14/08	3,296,120	3,262,048	34,072
Russian Ruble	Purchase	11/05/08	2,936,000	2,942,242	6,242

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Russian Ruble	Sale	11/05/08	$3,531,413	$3,433,820	$97,593
Russian Ruble	Sale	11/28/08	6,789,564	6,535,393	254,171
South African Rand	Purchase	12/17/08	1,760,474	1,766,551	6,077
South African Rand	Sale	12/17/08	13,060,547	12,592,263	468,284
South Korean Won	Sale	10/06/08	5,554,635	4,990,613	564,022
South Korean Won	Sale	10/08/08	1,726,000	1,616,538	109,462
South Korean Won	Sale	10/14/08	1,767,867	1,534,813	233,054
South Korean Won	Sale	10/22/08	1,703,735	1,619,770	83,965
South Korean Won	Sale	11/12/08	1,480,938	1,258,589	222,349
South Korean Won	Sale	12/11/08	3,897,811	3,838,369	59,442
Swedish Krona	Sale	11/13/08	5,407,681	5,290,979	116,702
Swedish Krona	Sale	12/17/08	17,845,720	17,363,269	482,451
Swiss Franc	Purchase	12/17/08	13,022,189	13,205,324	183,135
Taiwan Dollar	Purchase	10/23/08	1,295,185	1,298,649	3,464
Taiwan Dollar	Sale	10/23/08	1,960,790	1,864,451	96,339
Taiwan Dollar	Sale	10/28/08	1,525,000	1,444,823	80,177
Taiwan Dollar	Sale	10/30/08	3,320,000	3,142,437	177,563
Taiwan Dollar	Sale	11/04/08	271,518	264,224	7,294
Taiwan Dollar	Sale	11/05/08	2,424,575	2,308,414	116,161
Taiwan Dollar	Purchase	11/06/08	1,447,327	1,450,276	2,949
Taiwan Dollar	Sale	11/06/08	1,522,560	1,450,276	72,284
Taiwan Dollar	Sale	11/10/08	4,018,424	3,924,405	94,019
Taiwan Dollar	Purchase	11/12/08	1,065,660	1,067,839	2,179
Taiwan Dollar	Sale	11/12/08	2,968,801	2,876,452	92,349
Taiwan Dollar	Sale	11/13/08	848,000	819,515	28,485
Taiwan Dollar	Sale	12/03/08	1,468,000	1,447,652	20,348
Turkish Lira	Sale	12/17/08	7,682,942	7,516,511	166,431
Yuan Renminbi	Sale	10/31/08	1,658,026	1,644,264	13,762
Yuan Renminbi	Sale	11/25/08	751,251	737,375	13,876

TOTAL					$16,265,509

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Purchase	12/17/08	$20,746,874	$19,814,441	$(932,433)
Brazilian Real	Purchase	10/08/08	1,262,059	1,233,580	(28,479)
Brazilian Real	Purchase	10/09/08	3,150,300	2,845,477	(304,823)
Brazilian Real	Purchase	10/14/08	2,802,394	2,773,866	(28,528)
Brazilian Real	Purchase	10/16/08	2,920,000	2,752,863	(167,137)
Brazilian Real	Purchase	10/20/08	1,327,918	1,296,002	(31,916)
Brazilian Real	Purchase	10/23/08	427,000	415,718	(11,282)
Brazilian Real	Purchase	10/24/08	560,600	534,398	(26,202)
Brazilian Real	Purchase	10/27/08	820,000	779,532	(40,468)
Brazilian Real	Purchase	10/28/08	1,462,275	1,230,724	(231,551)
Brazilian Real	Purchase	11/18/08	1,465,000	1,262,245	(202,755)
Brazilian Real	Purchase	11/28/08	1,464,000	1,278,561	(185,439)
British Pound	Sale	12/17/08	18,380,853	18,626,547	(245,694)
Canadian Dollar	Purchase	10/02/08	19,571,598	19,566,005	(5,593)
Canadian Dollar	Purchase	12/17/08	20,010,415	19,616,022	(394,393)
Canadian Dollar	Sale	12/17/08	10,248,000	10,328,893	(80,893)
Chilean Peso	Purchase	10/02/08	1,999,000	1,908,508	(90,492)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Chilean Peso	Purchase	10/03/08	$277,358	$259,305	$(18,053)
Chilean Peso	Sale	10/03/08	258,583	259,304	(721)
Chilean Peso	Purchase	10/17/08	4,316,723	4,093,178	(223,545)
Chilean Peso	Purchase	10/20/08	5,637,788	5,365,840	(271,948)
Chilean Peso	Purchase	11/04/08	1,877,017	1,816,173	(60,844)
Chilean Peso	Purchase	12/03/08	2,347,200	2,188,143	(159,057)
Danish Krone	Sale	12/10/08	7,583,515	7,631,744	(48,229)
Euro	Purchase	10/17/08	120,465	117,525	(2,940)
Euro	Purchase	12/17/08	33,586,849	32,658,261	(928,588)
Euro	Sale	12/17/08	24,430,550	24,503,905	(73,355)
Hungarian Forint	Purchase	12/17/08	523,587	501,406	(22,181)
Indian Rupee	Purchase	10/24/08	2,804,000	2,723,460	(80,540)
Indian Rupee	Purchase	11/05/08	1,677,009	1,619,809	(57,200)
Indonesian Rupiah	Purchase	10/09/08	4,093,690	4,049,584	(44,106)
Indonesian Rupiah	Sale	10/09/08	1,634,412	1,639,521	(5,109)
Indonesian Rupiah	Purchase	10/14/08	4,084,517	4,021,702	(62,815)
Indonesian Rupiah	Sale	10/14/08	1,055,911	1,057,476	(1,565)
Indonesian Rupiah	Purchase	10/20/08	678,000	663,117	(14,883)
Indonesian Rupiah	Sale	10/20/08	656,003	663,117	(7,114)
Indonesian Rupiah	Purchase	12/02/08	1,467,000	1,426,143	(40,857)
Israeli Shekel	Sale	10/02/08	1,031,356	1,037,881	(6,525)
Japanese Yen	Sale	11/06/08	136,420,199	136,823,038	(402,839)
Japanese Yen	Purchase	12/17/08	12,571,442	12,522,530	(48,912)
Japanese Yen	Sale	12/17/08	12,979,393	13,369,120	(389,727)
Malaysian Ringgit	Purchase	10/03/08	551,897	551,881	(16)
Malaysian Ringgit	Purchase	10/22/08	1,725,082	1,703,118	(21,964)
Malaysian Ringgit	Sale	10/22/08	2,018,291	2,035,283	(16,992)
Malaysian Ringgit	Purchase	10/28/08	1,827,563	1,719,588	(107,975)
Malaysian Ringgit	Sale	10/28/08	690,152	690,464	(312)
Malaysian Ringgit	Purchase	11/04/08	523,587	519,737	(3,850)
Malaysian Ringgit	Sale	11/04/08	3,140,874	3,160,169	(19,295)
Malaysian Ringgit	Sale	12/04/08	1,382,747	1,389,621	(6,874)
Mexican Peso	Purchase	10/16/08	5,861,000	5,576,903	(284,097)
Mexican Peso	Purchase	10/31/08	2,809,870	2,759,284	(50,586)
Mexican Peso	Purchase	12/17/08	9,071,390	8,773,626	(297,764)
New Zealand Dollar	Purchase	12/17/08	2,275,736	2,248,622	(27,114)
New Zealand Dollar	Sale	12/17/08	2,646,618	2,713,190	(66,572)
Norwegian Krone	Purchase	12/17/08	19,990,252	19,161,561	(828,691)
Philippine Peso	Sale	10/20/08	1,448,292	1,467,605	(19,313)
Philippine Peso	Sale	11/28/08	1,224,623	1,225,263	(640)
Russian Ruble	Purchase	10/14/08	3,029,416	2,996,855	(32,561)
Russian Ruble	Purchase	11/05/08	2,168,000	1,979,792	(188,208)
Singapore Dollar	Purchase	12/17/08	821,235	818,838	(2,397)
South African Rand	Purchase	12/17/08	4,409,000	4,237,886	(171,114)
South Korean Won	Purchase	10/06/08	5,109,646	4,990,613	(119,033)
South Korean Won	Purchase	10/08/08	1,703,884	1,616,538	(87,346)
Swedish Krona	Purchase	12/17/08	9,729,328	9,141,264	(588,064)
Swiss Franc	Purchase	10/03/08	10,230,000	10,052,020	(177,980)
Swiss Franc	Purchase	12/17/08	12,986,627	12,857,891	(128,736)
Taiwan Dollar	Purchase	10/22/08	4,112,248	4,067,209	(45,039)
Taiwan Dollar	Sale	10/22/08	3,804,561	3,817,080	(12,519)
Taiwan Dollar	Purchase	10/23/08	3,549,023	3,314,401	(234,622)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Taiwan Dollar	Purchase	10/28/08	$1,816,811	$1,700,448	$(116,363)
Taiwan Dollar	Purchase	10/30/08	458,474	428,695	(29,779)
Taiwan Dollar	Purchase	11/04/08	132,546	132,112	(434)
Taiwan Dollar	Purchase	11/10/08	3,419,206	3,396,724	(22,482)
Turkish Lira	Purchase	12/17/08	15,463,695	14,981,923	(481,772)
Yuan Renminbi	Purchase	11/25/08	8,018,892	7,862,680	(156,212)
Yuan Renminbi	Purchase	12/05/08	2,759,462	2,705,113	(54,349)
Yuan Renminbi	Purchase	12/09/08	2,757,030	2,704,373	(52,657)
Yuan Renminbi	Purchase	12/10/08	2,392,760	2,354,546	(38,214)

TOTAL					$(10,471,667)

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Czech Koruna/Euro	12/17/08	$6,778,343	$6,738,530	$39,813
Euro/Czech Koruna	12/17/08	3,305,538	3,249,737	55,801
Euro/Polish Zloty	12/17/08	6,072,068	5,971,813	100,255
Euro/Slovakian Koruna	10/17/08	6,408,522	6,394,424	14,098
Euro/Hungarian Forint	12/17/08	9,668,375	9,544,802	123,573
Hungarian Forint/Euro	12/17/08	1,147,333	1,146,412	921
Polish Zloty/Euro	12/17/08	7,775,552	7,646,400	129,152

TOTAL				$463,613

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts with Unrealized Loss (Purchase/Sale)	Date	Current Value	Current Value	Loss

Euro/Czech Koruna	12/17/08	$8,434,908	$8,502,169	$(67,261)
Euro/Polish Zloty	12/17/08	3,353,009	3,356,938	(3,929)
Euro/Slovakian Koruna	10/17/08	3,376,640	3,529,824	(153,184)
Hungarian Forint/Euro	12/17/08	2,826,711	2,856,447	(29,736)
Slovakian Koruna/Euro	10/17/08	2,543,043	2,550,441	(7,398)

TOTAL				$(261,508)

FORWARD SALES CONTRACT — At September 30, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $6,084,375)	6.000%	TBA – 15yr(d)	10/14/08	$6,000,000	$5,610,000

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Australia 10 Year Treasury Bond	98	December 2008	8,105,984	150,919
Eurodollars	(36)	December 2008	(8,689,050)	35,428
Eurodollars	(45)	March 2009	(10,916,438)	(13,653)
Federal Funds	47	November 2008	19,252,936	69,442
2 Year Euro-Schatz	(64)	December 2008	(9,404,557)	(77,666)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

5 Year Euro-Bobl	551	December 2008	85,105,705	659,932
10 Year Euro-Bund	(516)	December 2008	(83,589,722)	(393,722)
Japan 10 Year Treasury Bond	10	December 2008	12,932,161	2,962
U.K. Life Long Gilt	67	December 2008	13,358,857	26,192
U.S. Treasury Bonds	241	December 2008	28,238,422	(214,123)
2 Year U.S. Treasury Notes	(235)	December 2008	(50,157,813)	(95,418)
5 Year U.S. Treasury Notes	696	December 2008	78,115,125	(1,345,091)
10 Year U.S. Treasury Notes	60	December 2008	6,877,500	(17,598)

TOTAL				$(1,212,396)

SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Barclays Bank PLC	$5,010(a	)	12/17/13	3 month LIBOR	4.250%	$(40,420)	$17,950
	41,560(a	)	12/17/13	4.250%	3 month LIBOR	9,794	176,606
	EUR 84,810(a	)	12/17/13	6 month EURO	4.500	733,780	49,539
	GBP 8,950(a	)	12/17/13	6 month BP	5.250	(50,609)	(37,148)
	SEK 7,990(a	)	12/17/13	4.750	3 month STIB	(42,177)	49,265
	$2,820(a	)	12/17/18	3 month LIBOR	4.750	6,110	(57,606)
	GBP 3,190(a	)	12/17/18	6 month BP	5.250	182,101	(292,172)
	SEK 280,800(a	)	12/17/18	3 month STIB	5.000	(983,757)	(208,756)
	$216,875(a	)	12/20/27	6.000	3 month LIBOR	1,972,424	8,920,335
	26,220(a	)	12/20/27	3 month LIBOR	6.000	(304,145)	(1,012,781)
	62,240(a	)	06/20/28	5.600	3 month LIBOR	244,211	1,580,618
	41,740(a	)	06/20/28	3 month LIBOR	5.600	(650,781)	(573,004)
	11,400(a	)	12/17/28	3 month LIBOR	5.000	144,819	(578,038)
Citibank NA	16,430(a	)	12/17/10	3.500	3 month LIBOR	10,961	(7,815)
	10,000		09/21/11	5.600	3 month LIBOR	11,703	522,726
	75,450(a	)	12/17/11	3 month LIBOR	3.750	(44,440)	176,405
	13,030(a	)	12/17/13	4.250	3 month LIBOR	46,478	11,962
	EUR 15,230(a	)	12/17/13	4.500	6 month EURO	(53,130)	(87,537)
	JPY 3,271,000(a	)	12/17/13	1.500	6 month JYOR	239,342	(90,783)
	1,327,000(a	)	12/17/13	6 month JYOR	1.500	(101,375)	41,114
	SEK 29,300(a	)	12/17/13	4.750	3 month STIB	(141,785)	167,775
	$3,920(a	)	12/17/18	4.750	3 month LIBOR	81,610	(10,027)
	176,980(a	)	12/20/27	3 month LIBOR	6.000	(3,159,358)	(5,729,639)
	113,185(a	)	12/20/27	6.000	3 month LIBOR	1,344,734	4,340,094

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Citibank NA	$11,850(a	)	06/20/28	5.600%	3 month LIBOR	$67,086	$280,347
	56,820(a	)	06/20/28	3 month LIBOR	5.600%	(1,059,051)	(606,866)
	5,060(a	)	12/17/28	3 month LIBOR	5.000	(173,248)	(19,040)
	GBP 3,100(a	)	12/17/38	4.750	6 month BP	105,838	174,449
Credit Suisse International (London)	$3,840(a	)	12/17/13	4.250	3 month LIBOR	4,286	12,937
	EUR 23,930(a	)	12/17/13	6 month EURO	4.500	376,067	(155,046)
	EUR 2,180(a	)	12/17/13	4.500	6 month EURO	(18,753)	(1,382)
	GBP 8,950(a	)	12/17/13	5.250	6 month BP	(40,091)	127,848
	JPY 4,235,000(a	)	12/17/13	6 month JYOR	1.500	(161,734)	—
	EUR 1,760(a	)	12/17/18	6 month EURO	4.750	17,844	(31,105)
	SEK 5,600(a	)	12/17/18	3 month STIB	5.000	(22,700)	(1,130)
	16,600(a	)	12/17/18	5.000	3 month STIB	46,636	24,001
	$137,940(a	)	12/20/27	3 month LIBOR	6.000	(282,002)	(6,646,166)
	17,850(a	)	12/20/27	6.000	3 month LIBOR	57,120	839,414
	24,330(a	)	06/20/28	3 month LIBOR	5.600	(387,745)	(325,592)
	8,720(a	)	06/20/28	5.600	3 month LIBOR	85,369	170,295
	17,980(a	)	12/17/28	3 month LIBOR	5.000	(240,847)	(442,422)
	EUR 1,040(a	)	12/17/38	5.000	6 month EURO	48,715	57,948
Deutsche Bank Securities, Inc.	$96,790(a	)	12/17/10	3.500	3 month LIBOR	8,790	9,738
	EUR 75,930(a	)	12/17/10	4.500	6 month EURO	394,208	(411,032)
	JPY 2,245,000(a	)	12/17/10	1.160	6 month JYOR	—	2,483
	2,924,670(a	)	12/17/10	1.181	6 month JYOR	—	14,706
	CAD 12,620(a	)	12/17/13	4.000	3 month CDOR	303,071	(110,536)
	JPY 1,420,000(a	)	12/17/15	6 month JYOR	1.641	—	(93,075)
	1,852,000(a	)	12/17/15	6 month JYOR	1.699	—	(188,524)
	EUR 52,800(a	)	12/17/18	4.750	6 month EURO	974,068	(576,235)
	$13,480(a	)	12/20/27	3 month LIBOR	6.000	(376,510)	(300,537)
	7,390(a	)	06/20/28	3 month LIBOR	5.600	(138,550)	(78,119)
	JPY 285,000(a	)	12/17/38	2.540	6 month JYOR	—	133,138
	372,660(a	)	12/17/38	2.594	6 month JYOR	—	215,634
JPMorgan Securities, Inc.	EUR 23,000(a	)	12/17/10	6 month EURO	4.500	266,639	(261,543)
	53,470(a	)	12/17/10	4.500	6 month EURO	325,650	(337,497)
	AUD 8,770(a	)	12/17/13	6 month BBSW	7.500	(58,802)	(270,864)
	EUR 7,680(a	)	12/17/13	6 month EURO	4.500	100,866	(29,932)
	13,500(a	)	12/17/13	4.500	6 month EURO	(29,571)	(95,117)
	AUD 12,560(a	)	12/17/18	7.250	6 month BBSW	142,200	482,831
	GBP 2,510(a	)	12/17/18	6 month BP	5.250	(60,895)	(25,712)
	$6,020(a	)	12/17/38	5.000	3 month LIBOR	(178,837)	457,225

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Merrill Lynch Capital Markets	GBP 2,700(a	)	12/17/18	6 month BP	5.250%	$139,056	$(232,219)
Morgan Stanley Capital Services, Inc.	6,260(a	)	12/17/13	5.250%	6 month BP	99,146	(37,765)
	1,160(a	)	12/17/18	6 month BP	5.250	65,476	(105,502)
	$6,710(a	)	12/20/27	6.000	3 month LIBOR	18,273	318,743
Royal Bank of Canada	CAD 27,360(a	)	12/17/13	3 month CDOR	4.000	(326,055)	(91,354)
	10,530(a	)	12/17/13	4.000	3 month CDOR	235,410	(74,761)
Royal Bank of Scotland	$35,500(a	)	12/17/13	4.250	3 month LIBOR	(109,734)	268,955
	GBP 9,210(a	)	12/17/18	6 month BP	5.250	(178,020)	(139,770)
	$5,000(a	)	12/17/28	3 month LIBOR	5.000	31,269	(221,277)
UBS AG (London)	AUD 27,350(a	)	12/17/13	6 month BBSW	7.500	(825,812)	(202,281)
	JPY 1,705,000(a	)	12/17/13	1.500	6 month JYOR	139,274	(61,840)
	1,320,000(a	)	12/17/13	6 month JYOR	1.500	(83,901)	23,958
	EUR 48,990(a	)	12/17/15	4.500	6 month EURO	346,195	(965,795)
	AUD 23,010(a	)	12/17/18	7.250	6 month BBSW	112,467	1,032,594
	GBP 2,700(a	)	12/17/18	6 month BP	5.250	(67,600)	(25,563)
	$3,000(a	)	12/17/28	3 month LIBOR	5.000	10,323	(124,328)

TOTAL						$(843,026)	$(1,273,600)

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2008.

CREDIT DEFAULT SWAP CONTRACT

					Upfront
					Payments
		Notional Amount	Rates received	Termination	received	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	by Fund	Date	by the Fund	Gain

Protection Sold:
Deutsche Bank Securities, Inc.	iTraxx Europe Index	$82,500	1.650%	06/20/13	$(3,364,184)	$928,773

WRITTEN OPTIONS — At September 30, 2008, the Fund had outstanding written options as follows:

	Exercise	Expiration
Type	Rate	Month	Value

Currency Option
Put KRW 11,758,000	$11.00	October 2008	$(1,012,622)
Call USD 129,338,000
Currency Option
Call MXN 14,129,000	10.40	October 2008	—
Put USD 146,941,600

TOTAL (Premiums Received: $207,725)			$(1,012,622)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS (continued)

For the six months ended September 30, 2008, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding March 31, 2008	—	$—

Contracts written	33,171,000	275,648
Contracts expired	(7,284,000)	(67,923)

Contracts Outstanding September 30, 2008	25,887,000	$207,725

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Core Fixed Income	$91,800,000

Core Plus Fixed Income	6,300,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,000,000,000	2.25%	10/01/08	$1,000,062,500

Banc of America Securities LLC	1,500,000,000	2.25	10/01/08	1,500,093,750

Barclays Capital, Inc.	100,000,000	0.25	10/01/08	100,000,694

Barclays Capital, Inc.	497,800,000	1.00	10/01/08	497,813,828

Barclays Capital, Inc.	5,850,000,000	2.25	10/01/08	5,850,365,625

Credit Suisse Securities (USA) LLC	150,000,000	1.80	10/01/08	150,007,500

Deutsche Bank Securities, Inc.	300,000,000	2.75	10/01/08	300,022,917

Greenwich Capital Markets	750,000,000	2.50	10/01/08	750,052,083

JPMorgan Securities	1,600,000,000	2.00	10/01/08	1,600,088,889

Merrill Lynch & Co., Inc.	2,000,000,000	1.50	10/01/08	2,000,083,333

Morgan Stanley & Co.	800,000,000	0.40	10/01/08	800,008,889

Morgan Stanley & Co.	500,000,000	1.75	10/01/08	500,024,306

UBS Securities LLC	950,000,000	1.50	10/01/08	950,039,583

TOTAL				$15,998,663,897

At September 30, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank 0.000%, due 01/08/09; Federal Home Loan Bank, 0.000% to 5.250%, due 10/27/08 to 06/05/17; Federal Home Loan Mortgage Corp., 3.250% to 7.500%, due 03/05/09 to 12/01/47; Federal National Mortgage Association, 3.000% to 15.500%, due 12/01/08 to 10/01/48 and U.S. Treasury Note, 7.500%, due 11/15/16. The aggregate market value of the collateral, including accrued interest, was $16,356,152,736.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2008 (Unaudited)

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities, at value (identified cost $2,281,516,520, $134,677,816 and $1,119,367,729, respectively)(a)	$2,010,863,838	$124,406,285	$1,048,476,172
Securities lending collateral, at value which equals cost	25,845,750	2,266,750	22,005,625
Cash	2,651,306	98,905	12,935,468
Foreign currencies, at value (identified cost $159,527, $0 and $3,258,521, respectively)	155,497	—	3,258,343
Receivables:
Investment securities sold, at value	572,223,540	8,352,442	8,100,112
Due from broker — swap collateral(b)	14,914,471	1,600,000	17,902,249
Interest and dividends, at value	13,626,836	867,443	13,294,243
Due from broker — variation margin(c)	4,669,031	424,877	3,479,848
Fund shares sold	2,632,920	73,570	97,560,234
Securities lending income	30,771	1,090	16,757
Reimbursement from investment adviser	—	306,765	158,746
Premium for swaps purchased	—	21,385	—
Swap contracts, at value (includes upfront payments made of $2,385,203, $109,732 and $7,329,294, respectively)	19,682,232	499,943	26,531,622
Forward foreign currency exchange contracts, at value	1,457,686	180,560	16,729,122
Other assets, at value	20,573	254	33,634

Total assets	2,668,774,451	139,100,269	1,270,482,175

Liabilities:

Due to Custodian-Foreign currency (identified cost $18,919)	—	20,383	—
Payables:
Investment securities purchased	562,027,506	13,095,670	22,130,956
Fund shares redeemed	147,056,616	462,104	2,181,384
Forward sale contracts, at value (proceeds receivable $144,365,625, $5,225,313 and $6,084,375, respectively)	144,166,938	5,223,440	5,610,000
Payable upon return of securities loaned	25,845,750	2,266,750	22,005,625
Due to broker — variation margin	6,301,592	330,971	1,289,334
Income distribution	2,061,775	76,995	—
Amounts owed to affiliates	942,839	88,534	705,784
Due to broker — swap collateral	—	—	300,000
Options written, at value (premium received $207,725)	—	—	1,012,622
Premium for swaps sold	—	—	1,080,196
Swap contracts, at value (includes upfront payments received of $5,373,626, $335,350 and $11,536,504, respectively)	21,128,086	1,355,851	31,083,659
Forward foreign currency exchange contracts, at value	2,891,903	206,108	10,733,175
Accrued expenses	133,796	158,775	195,138

Total liabilities	912,556,801	23,285,581	98,327,873

Net Assets:

Paid-in capital	2,011,409,198	129,508,030	1,217,443,497
Accumulated (distribution in excess of) net investment income (loss)	(2,855,353)	(12,067)	(36,611,111)
Accumulated net realized gain (loss) from investment, futures, option, swap and foreign currency related transactions	16,771,988	(2,901,799)	58,177,484
Net unrealized loss on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	(269,108,183)	(10,779,476)	(66,855,568)

NET ASSETS	$1,756,217,650	$115,814,688	$1,172,154,302

Net Assets:
Class A	$711,907,688	$47,817,544	$228,799,612
Class B	17,743,496	11,445,650	7,830,078
Class C	25,553,608	10,483,794	5,611,070
Institutional	982,953,689	46,038,620	929,664,656
Service	18,040,702	10,046	248,886
Class IR	9,252	9,537	—
Class R	9,215	9,497	—

Total Net Assets	$1,756,217,650	$115,814,688	$1,172,154,302

Shares Outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	80,265,763	5,170,459	18,825,290
Class B	1,992,062	1,238,751	646,530
Class C	2,867,157	1,134,623	464,258
Institutional	110,410,830	4,980,364	76,598,060
Service	2,025,217	1,087	20,528
Class IR	1,042	1,031	—
Class R	1,038	1,027	—

Net asset value, offering and redemption price per share:(d)
Class A	$8.87	$9.25	$12.15
Class B	8.91	9.24	12.11
Class C	8.91	9.24	12.09
Institutional	8.90	9.24	12.14
Service	8.91	9.24	12.12
Class IR	8.88	9.25	—
Class R	8.88	9.25	—

(a)	Includes loaned securities having a market value of $24,304,009, $2,132,677 and $20,936,990 for Core Fixed Income, Core Plus Fixed Income and Global Income Funds, respectively.
(b)	Represents restricted cash on deposit with the counterparties as collateral for swaps for Core Fixed Income, Core Plus Fixed Income and Global Income Funds, respectively.
(c)	Includes cash on deposit with counterparty of $222,985 and $372,947 for Core Plus Fixed Income and Global Income Funds, respectively, relating to initial margin requirements on futures transactions.
(d)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income and Global Income Funds (NAV per share multiplied by 1.0471) is $9.29, $9.69 and $12.72, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Investment income:

Interest (including securities lending income of $89,212, $2,776 and $185,457, respectively)	$63,343,029	$3,351,983	$29,839,901
Dividends(a)	136,163	—	43,541

Total investment income	63,479,192	3,351,983	29,883,442

Expenses:

Management fees	4,332,368	284,861	4,042,379
Distribution and Service fees(b)	1,223,867	182,560	425,694
Transfer Agent fees(b)	839,712	58,902	386,345
Custody and accounting fees	166,347	66,898	211,909
Registration fees	79,331	67,587	63,357
Professional fees	61,812	138,714	128,004
Printing fees	59,840	39,727	40,172
Service share fees — Service Plan	27,493	13	387
Service share fees — Shareholder Administration Plan	27,493	13	387
Trustee fees	7,018	7,018	7,018
Other	70,635	20,717	40,068

Total expenses	6,895,916	867,010	5,345,720

Less — expense reductions	(138,032)	(434,567)	(512,044)

Net expenses	6,757,884	432,443	4,833,676

NET INVESTMENT INCOME	56,721,308	2,919,540	25,049,766

Realized and unrealized gain (loss) from investment, futures, option, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(18,350,124)	(1,253,928)	251,805
Futures transactions	4,154,581	478,786	5,252,081
Written options	—	—	(95,474)
Swap contracts	18,622,189	396,331	7,826,116
Foreign currency related transactions	248,158	(27,874)	70,688,274
Net change in unrealized gain (loss) on:
Investments	(132,992,857)	(6,569,441)	(146,900,365)
Futures	4,482,712	(146,483)	(4,528,455)
Written options	—	—	(804,897)
Swap contracts	(40,545,606)	(1,406,600)	(13,648,780)
Translation of assets and liabilities denominated in foreign currencies	(955,043)	23,109	8,499,986

Net realized and unrealized loss from investment, futures, option, swap and foreign currency related transactions	(165,335,990)	(8,506,100)	(73,459,709)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(108,614,682)	$(5,586,560)	$(48,409,943)

(a)	Foreign taxes withheld on dividends were $7 and $9,329 for the Core Fixed Income and Global Income Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$988,911	$99,769	$135,163	$24	$514,233	$12,970	$17,571	$290,527	$4,399	$ 6	$ 6
Core Plus Fixed Income	63,499	63,846	55,190	25	33,019	8,300	7,175	10,394	2	6	6
Global Income	349,513	46,230	29,951	N/A	181,746	6,010	3,893	194,634	62	N/A	N/A

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the	For the
	Six Months Ended	Period	For the
	September 30, 2008	November 1, 2007 to	Year Ended
	(Unaudited)	March 31, 2008*	October 31, 2007

From operations:

Net investment income	$56,721,308	$51,094,956	$110,265,737
Net realized gain (loss) from investment, futures, option, swap and foreign currency related transactions	4,674,804	55,495,164	(19,724,855)
Net change in unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	(170,010,794)	(130,156,152)	26,334,813

Net increase (decrease) in net assets resulting from operations	(108,614,682)	(23,566,032)	116,875,695

Distributions to shareholders:

From net investment income
Class A Shares	(19,684,481)	(16,419,344)	(32,109,154)
Class B Shares	(421,844)	(361,130)	(761,061)
Class C Shares	(571,637)	(438,018)	(807,123)
Institutional Shares	(38,537,519)	(35,104,003)	(70,984,275)
Service Shares	(528,629)	(540,535)	(1,657,481)
Class IR Shares(a)	(252)	(159)	—
Class R Shares(a)	(228)	(144)	—
From capital
Class A Shares	—	—	—
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	—	—	—
Service Shares	—	—	—

Total distributions to shareholders	(59,744,590)	(52,863,333)	(106,319,094)

From share transactions:

Net proceeds from sales of shares	392,201,859	610,668,943	955,886,546
Proceeds received in connection with merger	—	—	93,427,679
Reinvestment of distributions	41,397,204	34,819,220	69,594,888
Cost of shares redeemed	(964,592,684)	(670,213,808)	(937,095,681)

Net increase (decrease) in net assets resulting from share transactions	(530,993,621)	(24,725,645)	181,813,432

TOTAL INCREASE (DECREASE)	(699,352,893)	(101,155,010)	192,370,033

Net assets:

Beginning of period	2,455,570,543	2,556,725,553	2,364,355,520

End of period	$1,756,217,650	$2,455,570,543	$2,556,725,553

Accumulated undistributed (distribution in excess of) net investment income	$(2,855,353)	$167,929	$1,417,302

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on November 30, 2007.
(b)	Commenced operations on November 30, 2006 for Class A, Class C and Institutional Shares and June 20, 2007 for Class B and Service Shares.
(c)	Net of redemption fees, remitted to the Funds as follows:

	For the Six Months Ended	For the Period Ended	For the Period Ended
Fund	September 30, 2008	March 31, 2008*	October 31, 2007

Core Plus Fixed Income	$1,324	$2,923	$913
Global Income	12,696	5,075	8,278

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund						Global Income Fund
For the		For the				For the		For the
Six Months Ended		Period		For the		Six Months Ended		Period		For the
September 30, 2008		November 1, 2007 to		Period Ended		September 30, 2008		November 1, 2007 to		Year Ended
(Unaudited)		March 31, 2008*		October 31, 2007(b)		(Unaudited)		March 31, 2008*		October 31, 2007

$2,919,540		$2,197,912		$3,701,530		$25,049,766		$21,915,728		$39,886,830
(406,685)		3,032,233		(1,761,691)		83,922,802		(53,017,129)		(9,039,050)
(8,099,415)		(4,299,282)		3,223,963		(157,382,511)		52,171,495		32,874,258

(5,586,560)		930,863		5,163,802		(48,409,943)		21,070,094		63,722,038

(1,158,079)		(1,217,640)		(962,158)		(5,310,594)		(4,769,157)		(8,314,867)
(243,074)		(277,315)		(201,220)		(142,571)		(125,053)		(269,626)
(210,270)		(223,498)		(161,994)		(94,574)		(71,854)		(113,130)
(1,278,015)		(926,013)		(2,313,517)		(20,322,283)		(19,562,324)		(28,629,452)
(228)		(228)		(158)		(5,921)		(5,409)		(9,897)
(238)		(181)		—		—		—		—
(214)		(165)		—		—		—		—

—		—		—		—		—		(924,754)
—		—		—		—		—		(29,987)
—		—		—		—		—		(12,582)
—		—		—		—		—		(3,184,081)
—		—		—		—		—		(1,101)

(2,890,118)		(2,645,040)		(3,639,047)		(25,875,943)		(24,533,797)		(41,489,477)

22,713,305		41,418,357		113,526,251		249,419,313		220,316,317		914,681,652
—		—		107,923,394		—		—		—
2,418,516		2,225,414		3,161,540		25,312,522		24,289,339		40,918,077
(32,051,557	)(c)	(22,300,633	)(c)	(114,553,799	)(c)	(434,336,313	)(c)	(265,869,186	)(c)	(415,622,549	)(c)

(6,919,736)		21,343,138		110,057,386		(159,604,478)		(21,263,530)		539,977,180

(15,396,414)		19,628,961		111,582,141		(233,890,364)		(24,727,233)		562,209,741

131,211,102		111,582,141		—		1,406,044,666		1,430,771,899		868,562,158

$115,814,688		$131,211,102		$111,582,141		$1,172,154,302		$1,406,044,666		$1,430,771,899

$(12,067)		$(41,489)		$328,928		$(36,611,111)		$(35,784,934)		$(5,642,679)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional and Service	Non-diversified

Class A Shares of the Funds are sold with front-end sales charges of up to 4.50%. Class B Shares of the Funds are sold with contingent deferred sales charges that decline from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to Management Agreements with the Trust on behalf of the Core Fixed Income and Core Plus Fixed Income Funds. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as Investment Adviser pursuant to a Management Agreement with the Trust on behalf of Global Income (the Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).
The Funds changed their fiscal year end from October 31 to March 31. GSAM has agreed to reimburse the Funds for any costs associated with changing their fiscal year ends.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
GSAM and GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ net asset value per share. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

Core Fixed Income and Core Plus Fixed Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended October 31, 2005-2007 and March 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

AUD = Australian Dollar BRL = Brazilian Real CAD = Canadian Dollar CNY = Yuan Renminbi DEM = German Mark DKK = Danish Krone EUR = Euro GBP = British Pound	HUF = Hungarian Forint IDR = Indonesian Rupiah JPY = Japanese Yen KRW = South Korean Won MXN = Mexican Peso NZD = New Zealand Dollar PLN = Polish Zloty SEK = Swedish Krona

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward foreign currency exchange contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At September 30, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At September 30, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.

H. Mortgage and Asset-Backed Securities — The Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the reduction in par of the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

I. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Options — The Funds may write and/or purchase call and put options on futures, currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a future may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

K. Redemption Fees — All classes of the Core Plus Fixed Income and Global Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

L. Repurchase Agreements — The Funds may enter in repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

M. Structured Notes — The Funds may invest in structured notes whose values are based on the price movements of a reference security or index. The value of these structured notes will rise and fall in response to changes in the reference security or index. On termination date of each structured note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional multiplied by price of the referenced security) and record a realized gain or loss. These structured notes are subject to credit, counterparty and interest rate risks.

N. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under the swap contract. The Funds may invest in the following types of swaps:
A credit default swap agreement involves one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. If a credit event occurs, the seller of protection may be required to pay the Fund the notional value of the credit default swap on the specified reference obligation. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund enters into a sale contract and a credit event occurs, in addition to the credit exposure the Fund has on the other assets held in its portfolio, the value of the reference obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount the Fund pays to the counterparty, resulting in a loss to the Fund. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly.
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A total return swap is an agreement that gives the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.
Swaps are marked-to-market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as a realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs and recorded as realized gains from swaps on the Statements of Operations.

O. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

P. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

3. AGREEMENTS

A. Management Agreements — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2008, GSAM and GSAMI received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over
Fund	$1 billion	$1 billion	$3 billion*	$3 billion*	$8 billion*	Effective Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.37%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.64

*	Effective July 1, 2008, GSAM and GSAMI implemented these additional asset level breakpoints to their contractual management rates.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Core Fixed Income	$42,200	$100	$1,200

Core Plus Fixed Income	7,900	—	—

Global Income	7,100	—	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)

organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM and GSAMI have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Core Fixed Income, Core Plus Fixed Income and Global Income Funds as an annual percentage rate of average daily net assets were 0.104%, 0.004% and 0.004%, respectively.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses. For the six months ended September 30, 2008, these expense reductions, including any waivers and expense reimbursements, were as follows (in thousands):

		Expense Credits
	Other Expense	Custody	Transfer Agent	Total Expense
Fund	Reimbursement	Fee	Fee	Reductions

Core Fixed Income	$—	$134	$4	$138

Core Plus Fixed Income	408	24	3	435

Global Income	465	45	2	512

As of September 30, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$630	$189	$124	$943

Core Plus Fixed Income	52	28	9	89

Global Income	591	60	55	706

4. FAIR VALUE OF INVESTMENTS

For the period ended September 30, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Core Fixed Income				Core Plus Fixed Income
	Investments in	Investments in			Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$50,135,693	$—	$3,162,172	$(2,293,430)	$4,486,833	$—	$166,988	$(38,367)
Level 2	1,986,573,891	(144,166,938)	21,139,918	(24,019,989)	122,096,770	(5,223,440)	680,503	(1,561,959)
Level 3	4	—	—	—	89,432	—	—	—

Total	$2,036,709,588	$(144,166,938)	$24,302,090	$(26,313,419)	$126,673,035	$(5,223,440)	$847,491	$(1,600,326)

	Global Income
	Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$433,827,883	$—	$944,875	$(2,157,271)
Level 2	636,653,914	(6,622,622)	43,260,744	(41,816,834)
Level 3	—	—	—	—

Total	$1,070,481,797	$(6,622,622)	$44,205,619	$(43,974,105)

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2008.

	Core Fixed Income	Core Plus Fixed Income
	Investments in	Investments in
	Securities	Securities
Level 3	Long-Assets	Long-Assets

Beginning Balance as of March 31, 2008	$28,503,559	$515,431
Realized gain (loss)	—	—
Change in unrealized gain (loss)	(2)	(22,009)
Net purchase (sales)	—	—
Net transfers in and/or out of Level 3	(28,503,553)	(403,990)

Ending Balance as of September 30, 2008	$4	$89,432

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2008, were as follows:

			Sales and Maturities	Sales and Maturities
	Purchases of U.S.	Purchases (Excluding	of U.S. Government	(Excluding U.S.
	Government and Agency	U.S. Government and	and Agency	Government and
Fund	Obligations	Agency Obligations)	Obligations	Agency Obligations)

Core Fixed Income	$3,706,999,478	$112,734,308	$3,824,516,422	$237,257,686

Core Plus Fixed Income	109,638,912	22,916,521	100,224,713	19,644,651

Global Income	1,044,403,180	178,105,964	1,136,244,930	229,570,000

For the six months ended September 30, 2008, Goldman Sachs earned approximately $143,000 and $12,200 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as Futures Commission Merchant on behalf of the Core Fixed Income and Core Plus Fixed Income Funds, respectively.

6. SECURITIES LENDING

The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in SSB’s securities lending program and complies with the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended September 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations. Effective October 2, 2008, the Funds suspended this program but may resume lending securities in the future.

7. LINE OF CREDIT FACILITY

The Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM, GSAMI or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount of the facility was $450,000,000.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2008, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

		Core Plus Fixed
	Core Fixed Income	Income	Global Income

Capital loss carryforward:[1]
Expiring 2011	$—	$—	$(10,969,514)
Expiring 2012	—	—	(1,611,665)
Expiring 2014	—	—	(3,390,508)
Expiring 2015	—	(2,188,126)	—

Total capital loss carryforward	$—	$(2,188,126)	$(15,971,687)

Timing differences (deferred straddle losses, swap income receivable and income distribution payable)	$(7,027,896)	$(73,877)	$(44,432,574)

[1]	Expiration occurs on March 31 of the year indicated.

At September 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Core Plus Fixed
	Core Fixed Income	Income	Global Income

Tax Cost	$2,307,561,755	$136,959,473	$1,144,655,032

Gross unrealized gain	5,666,977	581,381	27,434,678
Gross unrealized loss	(276,519,144)	(10,867,819)	(101,607,913)

Net unrealized security loss	$(270,852,167)	$(10,286,438)	$(74,173,235)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gain (loss) on regulated futures and forward foreign currency contracts recognized for tax purposes and differences related to the tax treatment of the amortization of market premium, as of the most recent fiscal year end.

9. OTHER RISKS

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Fund Portfolios may invest a significant percentage of its assets in the Funds. In the event the Fund of Funds Porfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Fund may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Fund is forced to liquidate its securities. The following Portfolios were beneficial owners of Global Income Fund as of September 30, 2008, with amounts of 5% or greater of the total shares outstanding, as follows:

Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and
	Balanced Strategy	Growth Strategy	Income Strategy
Fund	Portfolio	Portfolio	Portfolio

Global Income	10%	11%	56%

As of September 30, 2008, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% of the Service Shares of the Core Plus Fixed Income Fund and 100% of the Class R and Class IR Shares of the Core Fixed Income and Core Plus Fixed Income Funds.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

9. OTHER RISKS (continued)

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the Signal Income Fund into the Goldman Sachs Core Fixed Income Fund. The reorganization was completed on April 30, 2007, as of the close of business on April 27, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the Signal Income Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into the Goldman Sachs Core Fixed Income Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Core Fixed Income Class A/Signal Income Class A	23,514	$230,909	23,842

Core Fixed Income Institutional Class/Signal Income Institutional Class	9,461,522	93,196,770	9,622,019

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	Reorganization	Reorganization	after Reorganization	Depreciation	Carryforward

Core Fixed Income/Signal Income	$2,284,620,154	$93,427,679	$2,378,047,833	$(847,168)	$(531,167)

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Multi-Manager Core Bond Fund by the Core Plus Fixed Income Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

10. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Core Bond Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into the Core Plus Fixed Income Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Core Plus Fixed Income Class A/
AXA Enterprise Multi-Manager Core Bond Class A	3,094,089	$30,260,288	3,168,607

Core Plus Fixed Income Class A/
AXA Enterprise Multi-Manager Core Bond Class P	578,343	5,656,165	592,910

Core Plus Fixed Income Class B/
AXA Enterprise Multi-Manager Core Bond Class B	1,645,941	16,080,867	1,687,728

Core Plus Fixed Income Class C/
AXA Enterprise Multi-Manager Core Bond Class C	1,137,825	11,116,583	1,167,239

Core Plus Fixed Income Institutional Class/
AXA Enterprise Multi-Manager Core Bond Class Y	4,581,724	44,809,491	4,692,118

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	Reorganization	Reorganization	after Reorganization	Depreciation	Carryforward

Core Plus Fixed Income/
AXA Enterprise Multi-Manager Core Bond	$75,344,672	$107,923,394	$183,268,066	$(1,604,742)	$(3,702,687)

New Accounting Pronouncements — In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.
In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended		For the Period
	September 30, 2008		November 1, 2007 to		For the Year Ended
	(Unaudited)		March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,201,029	$123,917,198	14,802,533	$147,356,297	28,772,067	$281,982,501
Shares issued in connection with merger	—	—	—	—	23,514	230,909
Reinvestment of distributions	1,819,760	16,867,546	1,406,889	13,913,927	2,776,234	27,235,819
Shares converted from Class B(a)	75,680	700,174	72,278	712,619	142,820	1,400,465
Shares redeemed	(19,490,962)	(181,107,997)	(12,546,680)	(124,245,746)	(23,569,984)	(230,861,469)

	(4,394,493)	(39,623,079)	3,735,020	37,737,097	8,144,651	79,988,225

Class B Shares
Shares sold	210,676	1,971,499	520,779	5,211,062	564,864	5,559,937
Reinvestment of distributions	37,382	348,154	29,689	294,866	62,728	618,008
Shares converted to Class A(a)	(75,354)	(700,174)	(71,986)	(712,619)	(142,240)	(1,400,465)
Shares redeemed	(409,672)	(3,836,435)	(343,035)	(3,390,951)	(720,795)	(7,082,601)

	(236,968)	(2,216,956)	135,447	1,402,358	(235,443)	(2,305,121)

Class C Shares
Shares sold	559,742	5,239,113	923,115	9,242,551	1,372,895	13,534,119
Reinvestment of distributions	50,817	473,124	36,201	359,330	69,831	688,212
Shares redeemed	(697,865)	(6,560,250)	(326,272)	(3,253,007)	(1,243,093)	(12,247,048)

	(87,306)	(848,013)	633,044	6,348,874	199,633	1,975,283

Institutional Shares
Shares sold	27,422,739	258,686,791	45,328,744	446,516,643	65,769,913	647,150,046
Shares issued in connection with merger	—	—	—	—	9,461,522	93,196,770
Reinvestment of distributions	2,509,939	23,347,324	2,007,200	19,940,315	4,089,098	40,274,233
Shares redeemed	(83,168,591)	(765,791,825)	(53,859,540)	(531,771,698)	(67,274,876)	(661,743,156)

	(53,235,913)	(483,757,710)	(6,523,596)	(65,314,740)	12,045,657	118,877,893

Service Shares
Shares sold	249,583	2,387,258	232,626	2,322,390	776,618	7,659,943
Reinvestment of distributions	38,739	360,576	31,234	310,479	79,034	778,616
Shares redeemed	(781,603)	(7,296,177)	(763,527)	(7,552,406)	(2,561,838)	(25,161,407)

	(493,281)	(4,548,343)	(499,667)	(4,919,537)	(1,706,186)	(16,722,848)

Class IR Shares(b)
Shares sold	—	—	999	10,000	—	—
Reinvestment of distributions	27	252	16	159	—	—

	27	252	1,015	10,159	—	—

Class R Shares(b)
Shares sold	—	—	999	10,000	—	—
Reinvestment of distributions	24	228	15	144	—	—

	24	228	1,014	10,144	—	—

NET INCREASE (DECREASE)	(58,447,910)	$(530,993,621)	(2,517,723)	$(24,725,645)	18,448,312	$181,813,432

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Plus Fixed Income Fund
	For the Six Months Ended		For the Period
	September 30, 2008		November 1, 2007 to		For the Period Ended
	(Unaudited)		March 31, 2008*		October 31, 2007(a)

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	945,360	$9,183,820	1,255,847	$12,723,275	3,097,810	$30,736,724
Shares issued in connection with merger	—	—	—	—	3,672,432	35,916,453
Reinvestment of distributions	113,733	1,093,160	112,800	1,137,371	87,947	873,409
Shares converted from Class B(b)	20,900	201,003	39,019	391,715	17,219	171,479
Shares redeemed	(1,394,709)	(13,589,539)	(1,279,588)	(12,825,397)	(1,518,311)	(15,004,556)

	(314,716)	(3,111,556)	128,078	1,426,964	5,357,097	52,693,509

Class B Shares
Shares sold	81,166	784,638	102,329	1,032,094	29,565	292,780
Shares issued in connection with merger	—	—	—	—	1,645,941	16,080,867
Reinvestment of distributions	23,104	221,919	24,937	251,341	18,359	182,178
Shares converted to Class A(b)	(20,922)	(201,003)	(39,057)	(391,715)	(17,235)	(171,479)
Shares redeemed	(243,368)	(2,356,187)	(199,339)	(2,004,726)	(166,729)	(1,650,419)

	(160,020)	(1,550,633)	(111,130)	(1,113,006)	1,509,901	14,733,927

Class C Shares
Shares sold	224,484	2,165,955	187,754	1,905,306	190,328	1,877,629
Shares issued in connection with merger	—	—	—	—	1,137,825	11,116,583
Reinvestment of distributions	17,558	168,731	18,473	186,154	13,798	136,957
Shares redeemed	(292,326)	(2,829,638)	(202,843)	(2,042,875)	(160,428)	(1,586,591)

	(50,284)	(494,952)	3,384	48,585	1,181,523	11,544,578

Institutional Shares
Shares sold	1,099,521	10,578,892	2,537,206	25,737,682	8,080,609	80,609,108
Shares issued in connection with merger	—	—	—	—	4,581,724	44,809,491
Reinvestment of distributions	97,215	934,026	64,558	649,974	198,883	1,968,839
Shares redeemed	(1,395,610)	(13,276,193)	(541,427)	(5,427,635)	(9,742,315)	(96,312,233)

	(198,874)	(1,763,275)	2,060,337	20,960,021	3,118,901	31,075,205

Service Shares
Shares sold	—	—	—	—	1,025	10,010
Reinvestment of distributions	24	228	22	228	16	157

	24	228	22	228	1,041	10,167

Class IR Shares(c)
Shares sold	—	—	988	10,000	—	—
Reinvestment of distributions	25	238	18	181	—	—

	25	238	1,006	10,181	—	—

Class R Shares(c)
Shares sold	—	—	988	10,000	—	—
Reinvestment of distributions	23	214	16	165	—	—

	23	214	1,004	10,165	—	—

NET INCREASE (DECREASE)	(723,822)	$(6,919,736)	2,082,701	$21,343,138	11,168,463	$110,057,386

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Commenced operations on November 30, 2006 for Class A, Class C and Institutional Shares and June 20, 2007 for Class B and Service Shares.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Income Fund
	For the Six Months Ended		For the Period
	September 30, 2008		November 1, 2007 to		For the Year Ended
	(Unaudited)		March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,796,708	$73,310,100	3,800,722	$50,053,238	15,075,138	$192,152,271
Reinvestment of distributions	397,290	4,997,288	353,302	4,624,668	699,165	8,922,506
Shares converted from Class B(a)	52,111	652,494	48,008	628,070	70,217	895,407
Shares redeemed	(11,577,404)	(146,005,011)	(5,151,710)	(67,996,190)	(10,589,392)	(135,013,641)

	(5,331,295)	(67,045,129)	(949,678)	(12,690,214)	5,255,128	66,956,543

Class B Shares
Shares sold	46,772	585,927	111,464	1,468,150	45,674	581,353
Reinvestment of distributions	9,226	115,588	7,764	101,287	19,021	241,780
Shares converted to Class A(a)	(52,298)	(652,494)	(48,192)	(628,070)	(70,504)	(895,407)
Shares redeemed	(171,588)	(2,160,035)	(120,430)	(1,573,872)	(525,606)	(6,681,886)

	(167,888)	(2,111,014)	(49,394)	(632,505)	(531,415)	(6,754,160)

Class C Shares
Shares sold	67,745	854,515	216,517	2,856,108	155,547	1,978,412
Reinvestment of distributions	5,596	69,936	4,178	54,426	7,386	93,740
Shares redeemed	(84,896)	(1,066,284)	(155,705)	(2,017,274)	(297,209)	(3,767,219)

	(11,555)	(141,833)	64,990	893,260	(134,276)	(1,695,067)

Institutional Shares
Shares sold	14,154,710	174,598,833	12,666,450	165,933,239	56,619,606	719,904,481
Reinvestment of distributions	1,602,527	20,127,404	1,492,309	19,507,191	2,483,178	31,656,557
Shares redeemed	(22,699,166)	(284,919,764)	(15,013,398)	(194,278,693)	(21,115,181)	(270,026,669)

	(6,941,929)	(90,193,527)	(854,639)	(8,838,263)	37,987,603	481,534,369

Service Shares
Shares sold	5,591	69,938	427	5,582	5,127	65,135
Reinvestment of distributions	184	2,306	135	1,767	274	3,494
Shares redeemed	(14,717)	(185,219)	(242)	(3,157)	(10,482)	(133,134)

	(8,942)	(112,975)	320	4,192	(5,081)	(64,505)

NET INCREASE (DECREASE)	(12,461,609)	$(159,604,478)	(1,788,401)	$(21,263,530)	42,571,959	$539,977,180

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.57	$0.22	$(0.69)	$(0.47)	$(0.23)	$—	$—	$(0.23)
2008 - B	9.61	0.19	(0.69)	(0.50)	(0.20)	—	—	(0.20)
2008 - C	9.61	0.19	(0.69)	(0.50)	(0.20)	—	—	(0.20)
2008 - Institutional	9.60	0.24	(0.69)	(0.45)	(0.25)	—	—	(0.25)
2008 - Service	9.61	0.21	(0.68)	(0.47)	(0.23)	—	—	(0.23)
2008 - IR	9.58	0.23	(0.68)	(0.45)	(0.25)	—	—	(0.25)
2008 - R	9.57	0.21	(0.68)	(0.47)	(0.22)	—	—	(0.22)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - IR(e)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
2008 - R(e)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

2004 - A	10.31	0.30	0.32	0.62	(0.33)	(0.35)	—	(0.68)
2004 - B	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - C	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - Institutional	10.35	0.34	0.31	0.65	(0.37)	(0.35)	—	(0.72)
2004 - Service	10.35	0.29	0.32	0.61	(0.32)	(0.35)	—	(0.67)

2003 - A	10.07	0.40	0.28	0.68	(0.40)	(0.04)	—	(0.44)
2003 - B	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - C	10.10	0.33	0.28	0.61	(0.32)	(0.04)	—	(0.36)
2003 - Institutional	10.09	0.45	0.29	0.74	(0.44)	(0.04)	—	(0.48)
2003 - Service	10.09	0.40	0.29	0.69	(0.39)	(0.04)	—	(0.43)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 155% for the six months ended September 30, 2008, 193% for the period ended March 31, 2008, 141% for the year ended October 31, 2007 and 516% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions.
(d)	Annualized.
(e)	Commenced operations November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$8.87	(4.96)%	$711,908	0.78	%(d)	4.71	%(d)	0.79	%(d)	4.70	%(d)	161%
8.91	(5.29)	17,743	1.53	(d)	3.97	(d)	1.54	(d)	3.96	(d)	161
8.91	(5.28)	25,554	1.53	(d)	3.97	(d)	1.54	(d)	3.96	(d)	161
8.90	(4.67)	982,954	0.44	(d)	5.04	(d)	0.45	(d)	5.03	(d)	161
8.91	(5.00)	18,041	0.94	(d)	4.53	(d)	0.95	(d)	4.52	(d)	161
8.88	(4.83)	9	0.53	(d)	4.97	(d)	0.54	(d)	4.96	(d)	161
8.88	(5.06)	9	1.03	(d)	4.49	(d)	1.04	(d)	4.48	(d)	161

9.57	(0.99)	809,957	0.78	(d)	4.63	(d)	0.78	(d)	4.63	(d)	239
9.61	(1.28)	21,415	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.61	(1.38)	28,402	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.60	(0.94)	1,571,578	0.44	(d)	4.97	(d)	0.44	(d)	4.97	(d)	239
9.61	(1.04)	24,199	0.94	(d)	4.47	(d)	0.94	(d)	4.47	(d)	239
9.58	(2.75)	10	0.53	(d)	4.66	(d)	0.53	(d)	4.66	(d)	239
9.57	(2.90)	10	1.03	(d)	4.22	(d)	1.03	(d)	4.22	(d)	239

9.86	4.84	798,223	0.80		4.51		0.81		4.50		166
9.90	4.05	20,736	1.55		3.74		1.56		3.73		166
9.91	4.05	23,008	1.55		3.76		1.56		3.75		166
9.90	5.21	1,684,860	0.44		4.87		0.45		4.86		166
9.91	4.68	29,899	0.94		4.32		0.95		4.31		166

9.82	4.21	714,877	0.83		4.25		0.84		4.24		562
9.86	3.42	22,971	1.58		3.49		1.59		3.48		562
9.87	3.52	20,937	1.58		3.49		1.59		3.48		562
9.86	4.69	1,558,971	0.46		4.65		0.47		4.64		562
9.86	4.06	46,600	0.96		4.13		0.97		4.12		562

9.87	1.14	658,114	0.86		3.14		0.87		3.13		283
9.91	0.38	29,096	1.61		2.40		1.62		2.39		283
9.91	0.38	23,432	1.61		2.40		1.62		2.39		283
9.90	1.53	1,098,280	0.47		3.54		0.48		3.53		283
9.91	1.02	31,682	0.97		3.03		0.98		3.02		283

10.25	6.24	523,045	0.90		2.96		0.90		2.96		549
10.29	5.43	32,040	1.65		2.21		1.65		2.21		549
10.29	5.42	24,323	1.65		2.21		1.65		2.21		549
10.28	6.55	860,021	0.50		3.36		0.50		3.36		549
10.29	6.22	20,221	1.00		2.86		1.00		2.86		549

10.31	7.03	445,178	0.89		3.91		0.89		3.91		489
10.35	6.31	37,120	1.64		3.21		1.64		3.21		489
10.35	6.21	25,409	1.64		3.16		1.64		3.16		489
10.35	7.54	695,181	0.49		4.39		0.49		4.39		489
10.35	6.90	21,827	0.99		3.89		0.99		3.89		489

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.90	$0.22	$(0.65)	$(0.43)	$(0.22)
2008 - B	9.90	0.19	(0.66)	(0.47)	(0.19)
2008 - C	9.90	0.19	(0.66)	(0.47)	(0.19)
2008 - Institutional	9.90	0.24	(0.66)	(0.42)	(0.24)
2008 - Service	9.90	0.22	(0.67)	(0.45)	(0.21)
2008 - IR	9.91	0.24	(0.67)	(0.43)	(0.23)
2008 - R	9.91	0.21	(0.66)	(0.45)	(0.21)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.99	0.18	(0.05)	0.13	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)
2008 - IR(e)	10.12	0.15	(0.17)	(0.02)	(0.19)
2008 - R(e)	10.12	0.14	(0.18)	(0.04)	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A(f)	10.00	0.39	(0.02)	0.37	(0.38)
2007 - B(g)	9.77	0.14	0.21	0.35	(0.13)
2007 - C(f)	10.00	0.33	(0.02)	0.31	(0.32)
2007 - Institutional(f)	10.00	0.42	(0.01)	0.41	(0.42)
2007 - Service(g)	9.77	0.16	0.21	0.37	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 184% for the six months ended September 30, 2008, 63% for the period ended March 31, 2008 and 312% for the period ended October 31, 2007.

(e)	Commenced operations November 30, 2007.

(f)	Commenced operations November 30, 2006.

(g)	Commenced operations June 20, 2007.

(h)	Includes a non-recurring reduction of expenses due to expenses accrued by previous investment manager of a merged fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

						Ratios assuming no
						expense reductions
					Ratio of			Ratio of
		Net assets,	Ratio of		net investment	Ratio of		net investment
Net asset		end of	net expenses		income	total expenses		income	Portfolio
value, end	Total	period	to average		to average	to average		to average	turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)	net assets(c)		net assets(c)	rate(d)

$9.25	(4.39)%	$47,818	0.68	%(h)	4.61%	1.37	%(h)	3.92%	101%
9.24	(4.85)	11,446	1.43	(h)	3.85	2.12	(h)	3.16	101
9.24	(4.85)	10,484	1.43	(h)	3.85	2.12	(h)	3.16	101
9.24	(4.33)	46,039	0.34	(h)	4.97	1.03	(h)	4.28	101
9.24	(4.58)	10	0.84	(h)	4.44	1.53	(h)	3.75	101
9.25	(4.36)	9	0.43	(h)	4.86	1.12	(h)	4.17	101
9.25	(4.59)	9	0.93	(h)	4.40	1.62	(h)	3.71	101

9.90	1.21	54,330	0.79		4.37	1.21		3.95	96
9.90	0.99	13,843	1.54		3.63	1.96		3.21	96
9.90	0.99	11,727	1.54		3.63	1.96		3.21	96
9.90	1.45	51,281	0.45		4.73	0.87		4.31	96
9.90	1.26	11	0.95		4.26	1.37		3.84	96
9.91	(0.26)	10	0.54		4.49	0.96		4.07	96
9.91	(0.41)	10	1.04		4.00	1.46		3.58	96

9.99	3.93	53,541	0.83		4.45	1.51		3.77	350
9.99	3.60	15,077	1.58		3.86	2.26		3.18	350
9.99	3.13	11,798	1.58		3.78	2.26		3.10	350
9.99	4.21	31,155	0.47		4.62	1.15		3.94	350
9.99	3.83	10	0.97		4.42	1.65		3.74	350

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$12.91	$0.24	$(0.75)	$(0.51)	$(0.25)	$—	$(0.25)
2008 - B	12.87	0.19	(0.75)	(0.56)	(0.20)	—	(0.20)
2008 - C	12.84	0.19	(0.74)	(0.55)	(0.20)	—	(0.20)
2008 - Institutional	12.89	0.26	(0.74)	(0.48)	(0.27)	—	(0.27)
2008 - Service	12.88	0.22	(0.74)	(0.52)	(0.24)	—	(0.24)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

2005 - A	13.65	0.32	0.28	0.60	(1.00)	—	(1.00)
2005 - B	13.61	0.22	0.27	0.49	(0.90)	—	(0.90)
2005 - C	13.58	0.22	0.28	0.50	(0.90)	—	(0.90)
2005 - Institutional	13.64	0.37	0.28	0.65	(1.06)	—	(1.06)
2005 - Service	13.63	0.30	0.28	0.58	(0.99)	—	(0.99)

2004 - A	14.39	0.36	0.19	0.55	(1.29)	—	(1.29)
2004 - B	14.34	0.28	0.19	0.47	(1.20)	—	(1.20)
2004 - C	14.32	0.28	0.18	0.46	(1.20)	—	(1.20)
2004 - Institutional	14.37	0.43	0.20	0.63	(1.36)	—	(1.36)
2004 - Service	14.36	0.37	0.19	0.56	(1.29)	—	(1.29)

2003 - A	14.34	0.46	0.32	0.78	(0.73)	—	(0.73)
2003 - B	14.30	0.39	0.30	0.69	(0.65)	—	(0.65)
2003 - C	14.27	0.38	0.32	0.70	(0.65)	—	(0.65)
2003 - Institutional	14.33	0.56	0.30	0.86	(0.82)	—	(0.82)
2003 - Service	14.31	0.49	0.31	0.80	(0.75)	—	(0.75)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption changes. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.15	(4.10)%	$228,800	1.02	%(c)	3.71	%(c)	1.10	%(c)	3.63	%(c)	104%
12.11	(4.48)	7,830	1.77	(c)	2.95	(c)	1.85	(c)	2.87	(c)	104
12.09	(4.40)	5,611	1.77	(c)	2.95	(c)	1.85	(c)	2.87	(c)	104
12.14	(3.86)	929,665	0.68	(c)	4.03	(c)	0.76	(c)	3.95	(c)	104
12.12	(4.10)	249	1.18	(c)	3.53	(c)	1.26	(c)	3.45	(c)	104

12.91	1.33	311,900	1.01	(c)	3.17	(c)	1.07	(c)	3.11	(c)	141
12.87	1.10	10,479	1.76	(c)	2.42	(c)	1.82	(c)	2.36	(c)	141
12.84	1.02	6,110	1.76	(c)	2.44	(c)	1.82	(c)	2.38	(c)	141
12.89	1.48	1,077,177	0.67	(c)	3.54	(c)	0.73	(c)	3.48	(c)	141
12.88	1.27	380	1.17	(c)	3.03	(c)	1.23	(c)	2.97	(c)	141

12.93	4.46	324,537	1.04		2.92		1.10		2.86		116
12.88	3.59	11,127	1.79		2.13		1.85		2.07		116
12.86	3.69	5,282	1.79		2.13		1.85		2.07		116
12.91	4.76	1,089,450	0.68		3.30		0.74		3.24		116
12.90	4.31	376	1.18		2.75		1.24		2.69		116

12.74	2.07	252,962	1.05		2.63		1.17		2.51		97
12.70	1.36	17,716	1.80		1.89		1.93		1.76		97
12.67	1.28	6,908	1.80		1.89		1.93		1.76		97
12.73	2.53	590,541	0.68		3.00		0.80		2.88		97
12.71	1.93	435	1.18		2.51		1.31		2.38		97

13.25	4.56	173,712	1.08		2.36		1.32		2.12		137
13.20	3.72	24,819	1.83		1.61		2.07		1.37		137
13.18	3.80	8,370	1.83		1.61		2.07		1.37		137
13.23	4.90	214,410	0.69		2.70		0.91		2.48		137
13.22	4.38	463	1.19		2.26		1.43		2.02		137

13.65	4.01	168,340	1.25		2.60		1.67		2.18		109
13.61	3.47	31,252	1.84		2.00		2.26		1.58		109
13.58	3.40	8,463	1.84		2.01		2.26		1.59		109
13.64	4.66	117,471	0.69		3.12		1.11		2.70		109
13.63	4.13	470	1.19		2.65		1.61		2.23		109

14.39	5.45	224,553	1.35		3.15		1.74		2.76		106
14.34	4.87	37,118	1.85		2.64		2.24		2.25		106
14.32	4.96	11,238	1.85		2.64		2.24		2.25		106
14.37	6.07	90,368	0.70		3.82		1.09		3.43		106
14.36	5.61	609	1.20		3.37		1.59		2.98		106

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended September 30, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*
Class A
Actual	$1,000	$950.40		$3.82	$1,000	$956.10		$3.34	$1,000	$959.00		$4.98
Hypothetical 5% return	1,000	1,021.15	+	3.96	1,000	1,020.55	+	3.45	1,000	1,019.98	+	5.14

Class B
Actual	1,000	947.10		7.48	1,000	951.50		7.02	1,000	955.20		8.65
Hypothetical 5% return	1,000	1.017.39	+	7.75	1,000	1,016.77	+	7.26	1,000	1,016.22	+	8.92

Class C
Actual	1,000	947.20		7.48	1,000	951.50		7.00	1,000	956.00		8.66
Hypothetical 5% return	1,000	1,017.38	+	7.75	1,000	1,016.78	+	7.24	1,000	1,016.21	+	8.93

Institutional
Actual	1,000	953.30		2.16	1,000	956.70		1.68	1,000	961.40		3.31
Hypothetical 5% return	1,000	1,022.86	+	2.23	1,000	1,022.25	+	1.73	1,000	1,021.69	+	3.41

Service
Actual	1,000	950.00		4.60	1,000	954.20		4.16	1,000	959.00		5.76
Hypothetical 5% return	1,000	1,020.35	+	4.76	1,000	1,019.71	+	4.30	1,000	1,019.19	+	5.94

Class IR
Actual	1,000	951.70		2.62	1,000	956.40		2.17	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,025.07	+	2.72	1,000	1,025.07	+	2.25	N/A	N/A		N/A

Class R
Actual	1,000	949.40		4.84	1,000	954.10		4.42	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,020.10	+	5.02	1,000	1,019.44	+	4.57	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.78%	1.53%	1.53%	0.44%	0.94%	0.53%	1.03%
Core Plus Fixed Income	0.68	1.43	1.43	0.34	0.84	0.43	0.90
Global Income	1.01	1.76	1.76	0.67	1.17	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Core Fixed Income, Goldman Sachs Core Plus Fixed Income and Goldman Sachs Global Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Core Fixed Income and Core Plus Fixed Income Funds with Goldman Sachs Asset Management, L.P. and on behalf of the Global Income Fund with Goldman Sachs Asset Management International (together with Goldman Sachs Asset Management, L.P., the “Investment Advisers”).
The Management Agreements were most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Advisers and their affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Advisers’ undertakings to reimburse certain expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreements; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Advisers’ profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Advisers and their affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues related to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Advisers; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Advisers with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Advisers’ services; (b) the structure, staff and capabilities of the Investment Advisers and their portfolio management teams; (c) the groups within the Investment Advisers that support the portfolio management teams, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Advisers’ business continuity and disaster recovery planning; (e) the Investment Advisers’ financial resources and their ability to hire and retain talented personnel; (f) the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, distribution and other services; (g) the terms of the Management Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Advisers’ oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) portfolio trading related issues; and (j) the Investment Advisers’ processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Advisers’ profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreements.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

reviewed information regarding the Funds’ assets, sales and redemptions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by the Funds’ Service Shares.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreements as they applied to each Fund.
In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Advisers’ investment management and other services provided under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. The Trustees concluded that the Investment Advisers were both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Advisers. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund had been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, credit and duration parameters, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees believed that each of the Funds had provided investment performance within a competitive range for long-term investors, and that the Investment Advisers’ continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of the Core Plus Fixed Income Fund, since 2006), comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Advisers’ voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered comparative fee information for services provided by the Investment Advisers to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Advisers, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Advisers’ allocation methodologies of the Investment Advisers’ schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006 (2007 only for the Core Plus Fixed Income Fund), and the Independent Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Independent Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%
Core Plus Fixed Income	0.45%	0.41%	0.39%	0.38%	0.37%
Global Income	0.65%	0.59%	0.56%	0.55%	0.54%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Advisers to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Advisers’ potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and the profits realized by them; information comparing fee rates charged by the Investment Advisers with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Advisers’ voluntary undertakings to limit “other expenses” to certain amounts. Upon

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Advisers and Their Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; and (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) improved servicing and pricing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Advisers’ knowledge and experience gained from managing other accounts and products; and (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreements, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Advisers, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2009.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams, located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio
▪■ Enhanced Dividend Global
Equity Portfolio
▪■ Tax-Advantaged Global
Equity Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity
Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International
Equity Fund
▪■ Structured International
Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets
Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and
Premium Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International
Tax-Managed Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate
Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	Christchurch Court, 10-15 Newgate Street London, England EC1 A7HD

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved.  08-8686.MF.TMPL MSTFISAR / 48.2K / 10-08

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 5, 2008